UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐       Soliciting Material Pursuant to §240.14a-12
Dr Pepper Snapple Group, Inc.

(Name of Registrant as Specified In Its Charter)

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March 30, 2009

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Dr Pepper Snapple Group, Inc. to be held on Tuesday, May 19, 2009 at 10:00 a.m., local time, at the Dallas/Plano Marriott at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas.

Details regarding the business to be conducted, information you should consider in casting your vote and how you may vote are more fully described in the accompanying notice of annual meeting and proxy statement.

This year, we are pleased to be using the new U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2008 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2008 Annual Report and a form of proxy card or voting instructions card. All stockholders who do not receive a notice will receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible.

Thank you for your ongoing support of Dr Pepper Snapple Group.

Sincerely,

Wayne R. Sanders
Chairman of the Board

Larry D. Young
President and Chief Executive Officer

DR PEPPER SNAPPLE GROUP, INC.
5301 Legacy Drive
Plano, Texas 75024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
PROPOSALS
BOARD OF DIRECTORS
Director Compensation in 2008
BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
Historical Executive Compensation Information
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year End
Options Exercises and Stock Vested
Pension Benefits
Nonqualified Defined Contribution and Other Deferred Compensation Plans
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN TRANSACTIONS
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE STOCKHOLDERS
STOCKHOLDERS PROPOSALS FOR 2009 ANNUAL MEETING

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 19, 2009, 10:00 a.m., Plano, Texas time

Place of Meeting:	Dallas/Plano Marriott at Legacy Town Center 7120 Dallas Parkway Plano, Texas 75024

Business to be conducted:
1. To elect Class I directors — Pamela H. Patsley, M. Anne Szostak, and Michael F. Weinstein to hold office for a three-year term and until their respective successors shall have been duly elected and qualified.

2. To consider and vote on the approval and adoption of the fiscal year Management Incentive Plan related to performance-based incentive compensation for certain of our executive officers.

3. To ratify the appointment of Deloitte & Touche as our independent registered public accounting firm for fiscal year 2009.

4. To consider and vote on the approval and adoption of the Omnibus Stock Incentive Plan of 2009.

5. To transact such other business as may properly come before the meeting.

Adjournments and Postponements:	Any action on the business to be conducted may be considered at the date and time of the Annual Meeting as specified above or at any time or date to which the Annual Meeting may be properly adjourned and postponed.

Record Date:	You are entitled to vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 20, 2009.

Voting Rights:	A holder of shares of our common stock is entitled to one vote, in person or by proxy, for each share of our common stock on all matters properly brought before the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers — How can I vote my shares without attending the Annual Meeting?” beginning on page 3 of the Proxy Statement.

This notice of Annual Meeting and Proxy Statement and form of proxy are being distributed on or about April 3, 2009.

By Order of the Board of Directors

James L. Baldwin, Jr.
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON MAY 19, 2009

The Company’s Proxy Statement and Annual Report to Security Holders for the fiscal year ended December 31, 2008 are available at www.proxyvote.com.

DR PEPPER SNAPPLE GROUP, INC.
5301 Legacy Drive
Plano, Texas 75024

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 19, 2009

GENERAL INFORMATION

QUESTIONS AND ANSWERS

Why did I receive this Proxy Statement?

This Proxy Statement is being made available to you over the Internet or paper copies of these materials are being delivered to you by mail as a stockholder of record, as of March 20, 2009, of Dr Pepper Snapple Group, Inc., a Delaware corporation (referred to in this Proxy Statement as the “Company,” “we,” “us” and “our”), in connection with the solicitation by our Board of Directors (referred to in this Proxy Statement as the “Board”) of proxies to be voted at the Annual Meeting of Stockholders (referred to in this Proxy Statement as “Annual Meeting”). As a stockholder, you are invited to attend the Annual Meeting and are entitled to and are requested to vote on the items of business described in this Proxy Statement.

When and where is the Annual Meeting to be held?

The Annual Meeting will be held at Dallas/Plano Marriott at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas 75024, on May 19, 2009, at 10:00 a.m., Plano, Texas time, or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting.

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission (“SEC”), we are now primarily furnishing proxy materials to our stockholders on the Internet, rather than mailing paper copies of the materials (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on March 26, 2009) to each stockholder. If you received a notice regarding the availability of proxy materials (the “Notice”) by mail or electronic mail, you will not receive a paper copy of these proxy materials unless you request one. Instead, the Notice will instruct you as to how you may vote your shares. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet. If you received a Notice by mail or electronic mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

The Notice was mailed to our stockholders of record on the record date on or about April 3, 2009.

What information is contained in this Proxy Statement?

This Proxy Statement lets our stockholders know when and where we will hold the Annual Meeting. Additionally, this Proxy Statement:

•	Includes information regarding the matters that will be discussed and voted on at the Annual Meeting, and

•	Provides information about the Company that our stockholders should consider in order to make an informed decision at the Annual Meeting.

What should I do if I receive more than one Notice about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

You may receive more than one Notice (either by mail or electronic mail) or more than one paper or electronic copy of the proxy materials, including multiple paper copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice or more than one proxy card. If you hold your shares through a broker, bank, trustee or another nominee, rather than owning shares registered directly in their name, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are entitled to direct the voting of your shares by your intermediary. Your intermediary will forward the proxy materials to you with a voting instruction card or provide electronic access to the materials and to voting facilities. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each Notice that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those Notices).

How may I obtain a copy of the Company’s 2008 Form 10-K and other financial information?

Stockholders may request a free copy of our 2008 Annual Report, which includes our 2008 Form 10-K, from:

Dr Pepper Snapple Group, Inc.
Attn: Investor Relations
5301 Legacy Drive
Plano, Texas 75024

Alternatively, stockholders can access the 2008 Annual Report, which includes our 2008 Form 10-K and other financial information, on our Investor Center website at:

www.drpeppersnapplegroup.com

The Company also will furnish any exhibit to the 2008 Form 10-K if specifically requested.

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal 1:	A proposal to elect Class I directors — Pamela H. Patsley, M. Anne Szostak, and Michael F. Weinstein to hold office for a three-year term and until their respective successors shall have been duly elected and qualified.

Proposal 2:	A proposal to consider and vote on the Management Incentive Plan for performance-based incentive compensation for certain of our executive officers.

Proposal 3:	A proposal to ratify the appointment of Deloitte & Touche as our independent registered public accounting firm for fiscal year 2009.

Proposal 4:	A proposal to consider and vote on the approval and adoption of the Omnibus Stock Incentive Plan of 2009.

We also will consider any other business that properly comes before the Annual Meeting.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares FOR each of the nominees for election to the Board, FOR the approval and adoption of the Management Incentive Plan, FOR ratification of Deloitte & Touche as our independent registered public accounting firm for the 2009 fiscal year and FOR the approval and adoption of the Omnibus Stock Incentive Plan of 2009.

What shares can I vote at the Annual Meeting?

Our Board has fixed the close of business on March 20, 2009 as the record date for the Annual Meeting. Only holders of record of the outstanding shares of our common stock at the close of business on the record date are entitled to vote at the Annual Meeting or any adjournments thereof.

As of the close of business on the record date, we had outstanding 253,827,507 shares of common stock, $0.01 par value per share.

How can I vote my shares in person at the Annual Meeting?

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. There are three ways to vote by proxy:

By Internet — Stockholders who have received a Notice by mail may submit proxies over the Internet by following the instructions on the Notice. Stockholders who have received Notice by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling (800) 690-6903 and following the instructions. Stockholders of record who have received a Notice by mail must have the control number that appears on their Notice available when voting. Stockholders of record who received Notice by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on voting instruction card provided by their broker, trustee or nominee. Those stockholders should check the voting instruction card for telephone voting availability.

By Mail — Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 18, 2009. Votes cast by mail must be received in sufficient time to allow processing. Votes received by mail prior to the day of the meeting will be processed, but votes received the day of the meeting may not be processed depending on the time received. Shares represented by duly executed proxies in the accompanying form will be voted in accordance with the instructions indicated on such proxies or voter instruction forms, and, if no such instructions are indicated thereon, will be voted FOR each of the nominees for election to the Board, FOR the approval and adoption of the Management Incentive Plan, FOR ratification of Deloitte & Touche as our independent registered public accounting firm for the 2009 fiscal year and FOR the approval and adoption of the Omnibus Stock Incentive Plan of 2009.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting or any adjournment thereof is necessary to constitute a quorum to transact business.

Abstentions and broker nonvotes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present.

What is the voting requirement to approve each of the proposals?

Pursuant to our Bylaws, the vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted shall decide any proposal or question properly brought before the Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN” on any proposal, including with respect to each nominee for election as a director. In tabulating the voting results for each proposal, including the election of directors, only “FOR” and “AGAINST” votes will be counted. Abstentions and broker non-votes will not be counted as votes cast “FOR” or “AGAINST” any proposal. Consequently, for each nominee for director to be elected and for each of the other proposals to be approved, it will require that more votes be cast “FOR” the nominee or proposal than “AGAINST” the nominee or proposal.

What if I want to change my vote?

If the enclosed proxy or voter instruction form is signed and returned, you may, nevertheless, revoke it at any time prior to the Annual Meeting, at your pleasure, either by (i) your filing a written notice of revocation received by the person or persons named therein, (ii) your attendance at the Annual Meeting and voting the shares covered thereby in person, or (iii) your delivery of another duly executed proxy or voter instruction form dated subsequent to the date thereof to the addressee named in the enclosed proxy or voter instruction form.

How much will this solicitation cost, and who will pay for it?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy form and the cost of soliciting proxies related to the Annual Meeting will be borne by us. We will request banks and brokers to solicit their customers who are beneficial owners of shares of common stock listed of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses for such solicitation.

Who will serve as inspector of elections?

The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

What happens if additional matters are presented at the Annual Meeting?

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Larry D. Young, John O. Stewart and James L. Baldwin will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

PROPOSALS

Proposal 1: ELECTION OF DIRECTORS

Our Board is divided into three classes serving three-year terms. This year’s nominees for re-election to the Board for a three-year term as Class I directors are {ages are as of the date of the Annual Meeting}:

Pamela H. Patsley

Ms. Patsley, age 52, has served as our director since April 2008. Ms. Patsley has served as Executive Chairman of the Board of MoneyGram International from January 2009 to present. (Ms. Patsley’s position with MoneyGram is not full time, but requires a commitment of approximately 50% of her time.) Previously, Ms. Patsley served as Senior Executive Vice President of First Data Corporation from March 2000 to October 2007 and President of First Data International from May 2002 to October 2007. She retired from those positions in October 2007. From 1991 to 2000, she served as President and Chief Executive Officer of Paymentech, Inc., prior to its acquisition by First Data. Ms. Patsley also previously served as Chief Financial Officer of First USA, Inc. In addition to her Chairman’s role at MoneyGram International, Ms. Patsley currently serves on the boards of directors of Molson Coors Brewing Company and Texas Instruments Incorporated.

M. Anne Szostak

Ms. Szostak, age 58, has served as our director since May 2008. Since June 2004, Ms. Szostak has served as President and Chief Executive Officer of Szostak Partners LLC, a consulting firm that advises executive officers on strategic and human resource issues. From 1998 until her retirement in 2004, she served as Executive Vice President and Corporate Director - Human Resources and Diversity of FleetBoston Financial Corporation. She also served as Chairman and Chief Executive Officer of Fleet Bank — Rhode Island from 2001 to 2003. Ms. Szostak currently is a director of Belo Corp., Tupperware Brands Corporation and Spherion Corporation.

Michael F. Weinstein

Mr. Weinstein, age 60, has served as a director since February 2009. Mr. Weinstein has served as Chairman and was the co-founder of INOV8 Beverage Company from January 2005 to present. Previously, Mr. Weinstein served as President of Liquid Logic Consulting from January 2004 to December 2004; and as President, Global Innovation and Business Development, for Cadbury Schweppes plc from January 2003 to December 2003. Mr. Weinstein currently serves on the board of directors of H.J. Heinz Company.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

Proposal 2:	APPROVAL AND ADOPTION OF MANAGEMENT INCENTIVE PLAN FOR PERFORMANCE-BASED INCENTIVE COMPENSATION FOR CERTAIN OF OUR EXECUTIVE OFFICERS

On February 11, 2009, our Board approved the Management Incentive Plan (the “Management Incentive Plan”), subject to the approval of our stockholders. The Management Incentive Plan is designed to attract and retain our employees and the employees of our subsidiaries and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries through the making of cash awards under the Management Incentive Plan based on the achievement of certain performance goals.

Section 162(m) of the Internal Revenue Code of 1986, as amended (referred to in this Proxy Statement as the “Code”), limits our tax deduction for expense in connection with compensation for our chief executive officer and certain other most highly-compensated executive officers for any fiscal year to the extent that the remuneration of such person exceeds $1 million during such fiscal year, excluding remuneration that qualifies as “performance-based compensation.” Section 162(m) of the Code provides that in order for remuneration to be treated as qualified performance-based compensation, the material terms of the plan pursuant to which the performance-based compensation is paid must be disclosed to and approved by our stockholders. We intend that awards made under the Management Incentive Plan to our executive officers will be eligible for treatment as performance-based compensation under Section 162(m) of the Code.

General Summary of Terms of the Management Incentive Plan

The following is a summary of the material terms of the Management Incentive Plan. The full text of the Management Incentive Plan is attached to this Proxy Statement as Appendix A. Please refer to Appendix A for a more complete description of the terms of the Management Incentive Plan.

Eligibility.  Employees included in the Management Incentive Plan are eligible for cash awards at the discretion of the Compensation Committee.

Administration.  The Management Incentive Plan shall be administered by the Compensation Committee. Subject to the limitations in the Management Incentive Plan, the Compensation Committee shall have the power to:

•	select the employees to be granted Performance Cash Awards (as defined in the Management Incentive Plan);

•	determine the terms of Performance Cash Awards to be made to each participant;

•	determine the time when Performance Cash Awards are to be granted and any conditions that must be satisfied before a Performance Cash Award is granted;

•	establish objectives and conditions for earning Performance Cash Awards;

•	determine the terms and conditions of award agreements and who must sign each award agreement;

•	determine whether the conditions for earning a Performance Cash Award have been met and whether a Performance Cash Award will be paid at the end of an applicable performance period;

•	modify the terms of Performance Cash Awards;

•	determine if, when and under what conditions payment of all or any part of a Performance Cash Award may be deferred;

•	determine whether the amount or payment of a Performance Cash Award should be reduced or eliminated;

•	determine the guidelines and/or procedures for the payment of Performance Cash Awards;

•	determine whether a Performance Cash Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a Performance Cash Award granted to an executive officer should qualify as performance-based compensation;

•	interpret and administer the Management Incentive Plan; including any instrument or agreement relating to, or award made under, the Management Incentive Plan;

•	establish, amend, suspend, or waive such rules and guidelines set forth in the Management Incentive Plan;

•	appoint such agents as it shall deem appropriate for the proper administration of the Management Incentive Plan; and

•	make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Management Incentive Plan.

The Compensation Committee may also delegate its duties under the Management Incentive Plan to our chief executive officer and to other senior officers of the Company or to such other committee of the Board, except with respect to matters under Section 162(m) of the Code that are required to be determined or established by the Compensation Committee to provide Performance Cash Awards to executive officers as qualified “performance-based compensation.” The Compensation Committee may delegate its duties under the Management Incentive Plan pursuant to such conditions or limitations as the Compensation Committee may establish.

Performance Cash Awards — 162(m) of the Code.  Performance Cash Awards granted to executive officers that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid on account of the achievement of one or more pre-established, objective performance goals. The performance goals are established and administered by the Compensation Committee in accordance with Section 162(m) of the Code prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the performance goal relates or (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A performance goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a performance goal may be based on one or more business criteria that apply to an executive officer, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Compensation Committee, by comparison with a peer group of companies. A performance goal may include one or more of the following and need not be the same for each executive officer:

•	revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•	expense measures (which include costs of goods sold, sales, general and administrative expenses and overhead costs);

•	operating measures (which include volume, margin, breakage and shrinkage, productivity and market share);

•	cash flow measures (which include net cash flow from operating activities and working capital);

•	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•	leverage measures (which include equity ratio and net debt);

•	market measures (including those relating to market price, stock price, total stockholder return and market capitalization measures);

•	return measures (which include return on equity, return on assets and return on invested capital);

•	corporate value measures (which include compliance, safety, environmental and personnel matters); and

•	other measures such as those relating to acquisitions, dispositions or customer satisfaction.

Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Compensation Committee or limiting economic losses (measured, in each case, by reference to specific business criteria).

It is our intent that the Management Incentive Plan comply with Section 162(m) of the Code, including, without limitation, Treasury Regulation § 1.162-27(e)(2)(i), as to grants to executive officers and the Compensation Committee in establishing such goals and interpreting the Management Incentive Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of performance goals applicable to a qualified Performance Cash Award to an executive officer, the Compensation Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any qualified Performance Cash Awards made to executive officers pursuant to the Management Incentive Plan shall be determined by the Compensation Committee to the extent permitted under Section 162(m) of the Code.

The Compensation Committee may adjust the performance goals (either up or down) and the level of the Performance Cash Award that a participant may earn under the Management Incentive Plan, to the extent permitted pursuant to Section 162(m) of the Code, if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the performance goals and have unduly influenced our ability to meet them, including, without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, performance goals and Performance Cash Awards shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board (referred to in this Proxy Statement as “FASB”) after such performance goals are established. Further, in the event a period of service to which a performance goal relates is less than 12 months, the Compensation Committee shall have the right, in its sole discretion, to adjust the performance goals and the level of Performance Cash Award opportunity.

Cash Award Limitation.  The Management Incentive Plan limits the amount payable to any participant in respect of any one-year period to $5,000,000.

Amendment, Modification, Suspension or Termination.  Our Board or the Compensation Committee may amend, modify, suspend or terminate the Management Incentive Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration may be made that will materially adversely affect the rights of any participant under any Performance Cash Award previously granted to such participant without the consent of such participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent stockholder approval is otherwise required by applicable legal requirements.

Adjustments.  In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Performance Cash Awards or other provisions for the disposition of awards as it deems equitable, and shall be authorized, in its sole discretion, (i) to provide for the substitution of a new Performance Cash Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for a Performance Cash Award or the assumption of the Performance Cash Award, (ii) to provide, prior to the transaction, for the acceleration of the vesting of the Performance Cash Award or (iii) to cancel any such Performance Cash Awards and to deliver to the participants cash in an amount that the Board shall determine in its sole discretion.

Section 409A of the Code.  It is our intent that the payment of Performance Cash Awards under the Management Incentive Plan shall satisfy the short-term deferral exclusion from Section 409A of the Code, unless deferred, in which case the Performance Cash Award shall be subject to the terms of our Supplemental Savings Plan, which is designed to be in compliance with Section 409A of the Code.

Term.  The Management Incentive Plan will be effective upon approval by the stockholders and will continue in effect for a term of 10 years. However, the Board can take action to terminate the Management Incentive Plan prior to the end of the 10 year term.

The affirmative vote of the holders of our common stock having a majority of the voting power eligible to vote and voting, either in person or by proxy, at the Annual Meeting will be required to approve the Management Incentive Plan.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE FISCAL YEAR MANAGEMENT INCENTIVE PLAN FOR OUR EXECUTIVE OFFICERS.

Proposal 3:	RATIFICATION OF DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009

Deloitte & Touche has been selected by the Audit Committee as our independent registered public accounting firm for fiscal year 2009, subject to ratification by the stockholders. Deloitte & Touche was also our independent registered public accounting firm for fiscal year 2008. A representative of Deloitte & Touche is expected to be present at the Annual Meeting. That representative will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the appointment of Deloitte & Touche as our registered independent public accounting firm as a matter of good corporate governance even though ratification is not required by our Bylaws, other governing documents or otherwise. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte & Touche as our independent registered public accounting firm for fiscal year 2009. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during fiscal year 2009 if it is determined that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of shares of our common stock having a majority of the voting power eligible to vote and voting, either in person or by proxy, at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche.

Independent Registered Public Accounting Firm’s Fees

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, were as follows:

	2008		2007
	(in 000’s)

Audit Fees	$4,476	(1)	$9,052	(2)
Audit-Related Fees	—		287	(3)
Tax Fees	—		—
All Other Fees	—		—

Total Fees	$4,476		$9,339

(1)	Audit Fees primarily relate to auditing of our 2008 consolidated financial statements, assistance and review of our S-4 and S-8 registration statements and statutory audits in Mexico.

(2)	Audit Fees primarily relate to auditing of our 2007, 2006 and 2005 combined financial statements for stand-alone reporting purposes, assistance with and review of our Form 10, comfort letters, consents and statutory audits in Mexico.

(3)	Audit-Related Fees consist of tax accounting services related to our implementation of FIN 48.

The Audit Committee has approved all of our independent registered public accounting firm’s engagements and fiscal year 2008 fees presented above. All audit and non-audit services provided to us by our independent registered public accounting firm are required to be pre-approved by the Audit Committee in accordance with the policies and procedures set forth in the current Audit Committee Charter, which is attached hereto as Appendix B.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

Proposal 4: APPROVAL AND ADOPTION OF THE OMNIBUS STOCK INCENTIVE PLAN OF 2009

Our Board adopted the Omnibus Stock Incentive Plan of 2009 (the “2009 Stock Plan”) on February 11, 2009, subject to stockholder approval. The 2009 Stock Plan is intended to replace our Omnibus Stock Incentive Plan of 2008 (the “2008 Stock Plan”), which originally was approved by our stockholders in May 2008. At the time our Board approved the 2009 Stock Plan, the Board determined that, if the 2009 Stock Plan were approved by the stockholders, then no new grants would be made under the 2008 Stock Plan. Pursuant to the terms of the 2008 Stock Plan, any award already granted under the 2008 Stock Plan as of May 19, 2009, shall remain in full force and effect, as if the 2008 Stock Plan had not been amended or terminated. The 2009 Stock Plan is designed to attract and retain employees and consultants of the Company and its subsidiaries, to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and non-employee directors and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

General Summary of Terms of the 2009 Stock Plan

The following is a summary of the material terms of the 2009 Stock Plan. The full text of the 2009 Stock Plan is attached to this Proxy Statement as Appendix C. Please refer to Appendix C for a more complete description of the terms of the 2009 Stock Plan.

Eligibility.  Any officers, employees, non-employee directors or consultants who perform services for us or our subsidiaries who are selected by our Compensation Committee may participate in the 2009 Stock Plan.

Shares Available for Awards.  Under the 2009 Stock Plan, there are an aggregate of 20,000,000 shares of our common stock available for awards (referred to in this Proposal 4 as “Award” or “Awards”). Up to 12,000,000 shares of the aggregate number of shares that are available for Awards may be issued as Awards that are not Options (as described below) or Stock Appreciation Rights (as described below). Up to 1,000,000 shares of the aggregate number of shares available for Awards may be granted as Incentive Options (as described below). The number of shares of common stock available for issuance under the 2009 Stock Plan shall be reduced by the number of shares applicable to an Award, unless the Award terms do not permit settlement in shares of our common stock. Shares tendered by a participant that are withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award shall not be added back to the number of shares available for issuance under the 2009 Stock Plan. Shares related to an Award (or portion thereof) that expires, is cancelled, is terminated, or is settled in cash (all without having been exercised or payment having been made in the form of shares of our common stock) shall be added back to the number of shares of our common stock available for issuance under the 2009 Stock Plan. Shares of our common stock underlying Awards granted through the assumption of, or in substitution for, outstanding Awards previously granted to individuals who become employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company shall not, unless required by law or regulation, count against the reserve of shares available for issuance. Awards valued by reference to common stock that may be settled in equivalent cash value will count as shares of common stock delivered to the same extent as if the Award were settled in shares of common stock.

Administration.  The 2009 Stock Plan will be administered by the Compensation Committee, which will have full and final authority to select persons to receive Awards and establish the terms of such Awards, unless such authority is specifically reserved to our Board in the 2009 Stock Plan or such other committee of the Board as may be designated by the Board. Subject to that limitation and the other limitations in the 2009 Stock Plan, the Compensation Committee shall have the power to:

•	select the employees, consultants and non-employee directors to be granted Awards under the 2009 Stock Plan;

•	determine the terms of Awards to be made to each participant;

•	determine the time when Awards are to be granted and any conditions that must be satisfied before an Award is granted;

•	establish objectives and conditions for earning Awards;

•	determine the terms and conditions of Award agreements (which shall not be inconsistent with the 2009 Stock Plan) and who must sign each Award agreement;

•	determine whether the conditions for earning an Award have been met and whether a performance Award will be paid at the end of an applicable performance period;

•	modify the terms of Awards;

•	determine if, when and under what conditions payment of all or any part of an Award may be deferred;

•	determine whether the amount or payment of an Award should be reduced or eliminated;

•	determine the guidelines and/or procedures for the payment or exercise of Awards; and

•	determine whether a performance Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a performance Award granted to an executive officer should qualify as performance-based compensation.

The Compensation Committee may also delegate its authority under the 2009 Stock Plan to the chief executive officer and to other senior officers of the Company or to such other committee of the Board, its duties under the 2009 Stock Plan pursuant to such conditions or limitations as the Compensation Committee may establish.

Prohibition on Repricing of Awards.  The terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights nor may outstanding Options or Stock Appreciation Rights be cancelled, exchanged, substituted, bought out or surrendered in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, unless (i) approved by the stockholders or (ii) in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares).

Effective Date; Plan Termination.  The 2009 Stock Plan will become effective as of the date of approval by the stockholders. No Award may be granted under the 2009 Stock Plan more than 10 years after the date it becomes effective.

Awards.  Each Award shall be embodied in an Award agreement, which shall contain such terms, conditions and limitations as shall be determined by the Compensation Committee in its sole discretion. Under the 2009 Stock Plan, the following Awards may be granted:

Option.  An Option awarded pursuant to the 2009 Stock Plan may consist of an Incentive Option or a Nonqualified Option. Incentive Options may not be awarded to non-employee directors. The price at which shares of common stock may be purchased upon the exercise of an Option shall be not less than the fair market value of the common stock on the date of grant. The term of an Option shall not exceed ten years from the date of grant.

Stock Appreciation Right.  The strike price for a Stock Appreciation Right shall not be less than the fair market value of the common stock on the date on which the Stock Appreciation Right is granted. The term of a Stock Appreciation Right shall not exceed ten years from the date of grant.

Stock Award.  Any Stock Award which is not a Performance Award shall have a minimum restriction period of three years from the date of grant, provided that (i) the Compensation Committee may provide for earlier vesting following a change of control or other specified event involving the Company or upon an employee’s termination of employment by reason of death, disability or retirement, (ii) such three-year minimum restricted period shall not apply to a Stock Award that is granted in lieu of salary or bonus, and (iii) vesting of a Stock Award may occur incrementally over the three-year minimum restricted period; provided, that up to 1,200,000 shares of common stock shall be available for issuance as Stock Awards having a time-based restriction period of less than three years but not less than one year.

Performance Award.  The terms, conditions and limitations applicable to any Performance Awards granted to participants pursuant to the 2009 Stock Plan shall be determined by the Compensation Committee, subject to the limitations specified below. Any Stock Award which is a Performance Award shall have a minimum restriction period of one year from the date of grant; provided, that the Compensation Committee may provide for earlier vesting following a change of control or other specified event involving the Company, or upon a termination of employment by reason of death, disability or retirement, or termination of service subject to the limitations specified below. The Compensation Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the participant and/or the portion of an Award that may be exercised.

Nonqualified Performance Awards.  Performance Awards granted to employees or non-employee directors that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such performance goals and be subject to such terms, conditions and restrictions as the Compensation Committee or its delegate shall determine.

Qualified Performance Awards.  Performance Awards granted to executive officers under the 2009 Stock Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the achievement of one or more pre-established, objective performance goals. The performance goals are established and administered by the Compensation Committee in accordance with Section 162(m) of the Code prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the performance goal relates or (ii) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event, while the outcome is substantially uncertain. A performance goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a performance goal may be based on one or more business criteria that apply to an executive officer, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Compensation Committee, by comparison with a peer group of companies. A performance goal may include one or more of the following and need not be the same for each executive officer:

•	revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•	expense measures (which include costs of goods sold, selling, general and administrative expenses and overhead costs);

•	operating measures (which include volume, margin, breakage and shrinkage, productivity and market share);

•	cash flow measures (which include net cash flow from operating activities and working capital);

•	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•	leverage measures (which include debt-to-equity ratio and net debt);

•	market measures (which include market share, stock price, total stockholder return and market capitalization measures);

•	return measures (which include return on equity, return on assets and return on invested capital);

•	corporate value measures (which include compliance, safety, environmental and personnel matters); and

•	other measures such as those relating to acquisitions, dispositions or customer satisfaction.

Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Compensation Committee or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting 2009 Stock Plan provisions applicable to performance goals and Qualified Performance Awards, it is the intent of the 2009 Stock Plan to conform with Section 162(m) of the Code, including, without limitation, Treasury Regulation § 1.162-27(e)(2)(i), as to grants to executive officers and the Compensation Committee in establishing such goals and interpreting the 2009 Stock Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of performance goals applicable to qualified Performance Awards, the Compensation Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.

The Compensation Committee shall adjust the performance goals (either up or down) and the level of the Performance Award that a participant may earn under the 2009 Stock Plan, to the extent permitted pursuant to Section 162(m) of the Code, if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced our ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, performance goals and Performance Awards shall be calculated without regard to any changes in accounting standards that may be required by the FASB after such performance goals are established. Further, in the event a period of service to which a performance goal relates is less than twelve months, the Compensation Committee shall have the right, in its sole discretion, to adjust the performance goals and the level of Performance Award opportunity.

Stock-based Award Limitations.  Notwithstanding anything to the contrary contained in the 2009 Stock Plan, the following limitations shall apply to Awards: no participant may be granted, during any one-year period, Awards consisting of Options or Stock Appreciation Rights that are exercisable for more than 3,000,000 shares of common stock; and no participant may be granted, during any one-year period, Stock Awards covering or relating to more than 1,000,000 shares of common stock. (Such limitations are referred to in this Proposal 4 as “Stock-based Award Limitations.”)

Taxes.  The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of common stock under the 2009 Stock Plan, an appropriate amount of cash or number of shares of common stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer to the Company of shares of common stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of common stock are used to satisfy tax withholding, such shares shall be valued based on the fair market value when the tax withholding is required to be made.

Amendment, Modification, Suspension or Termination.  The Board or the Compensation Committee may amend, modify, suspend or terminate the 2009 Stock Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any participant under any Award previously granted to such participant shall be made without the consent of such participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent stockholder approval is otherwise required by applicable legal requirements.

Adjustments.  The existence of outstanding Awards shall not effect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the common stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated in the 2009 Stock Plan. In the event of any subdivision or consolidation of outstanding shares of common stock, declaration of a dividend payable in shares of common stock or other stock split, then (i) the number of shares of common stock reserved under the 2009 Stock Plan, (ii) the number of shares of common stock covered by outstanding Awards in the form of common stock or units denominated in common stock, (iii) the exercise or other price in respect of such Awards, (iv) the Stock-based Award Limitations, (v) the number of shares of common stock covered by Awards to non-employee directors granted pursuant to the 2009 Stock Plan, and (vi) the appropriate fair market value and other price determinations for such Awards shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the common stock or any distribution to holders of common stock or securities or property (other than normal cash dividends or dividends payable in common stock), the Board shall make appropriate adjustments to (i) the number of shares of common stock covered by Awards in the form of common stock or units denominated in common stock, (ii) the exercise or other price in respect of such Awards, (iii) the appropriate fair market value and other price determinations for such Awards, (iv) the number of shares of common stock covered by Awards to non-employee directors automatically granted pursuant to the 2009 Stock Plan and (v) the Stock-based Award Limitations, to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards.

In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its sole discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction or (iii) to cancel any such Awards and to deliver to the participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or Stock Appreciation Rights shall be the excess of the fair market value of common stock on such date over the exercise price of an Award (for the avoidance of doubt, if the exercise price is less than fair market value, the Option or Stock Appreciation Right may be canceled for no consideration).

Section 409A of the Code.  All Awards under the 2009 Stock Plan are intended either to be exempt from, or to comply with the requirements of Section 409A of the Code, and the 2009 Stock Plan and all Awards shall be interpreted and operated in a manner consistent with that intention. Notwithstanding anything in the 2009 Stock Plan to the contrary, if any 2009 Stock Plan provision or Award under the 2009 Stock Plan would result in the imposition of an applicable tax under Section 409A of the Code, that 2009 Stock Plan provision or Award shall be reformed to avoid imposition of the applicable tax and no such action shall be deemed to adversely affect the participant’s rights to an Award.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of our common stock under the 2009 Stock Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2009 Stock Plan by our stockholders.

The affirmative vote of the holders of our common stock having a majority of the voting power eligible to vote and voting, either in person or by proxy, at the Annual Meeting will be required to approve the 2009 Stock Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE OMNIBUS STOCK INCENTIVE PLAN OF 2009.

BOARD OF DIRECTORS

Biographical Information

In addition to the persons who are standing for re-election as Class I directors (whose biographical information is included in Proposal 1 above), the following is a biographical summary of our other directors {ages are as of the date of the Annual Meeting}:

Wayne R. Sanders, age 61, has served as our Chairman of our Board and chairman of the Corporate Governance and Nominating Committee since May 2008. Mr. Sanders served as the Chairman and the Chief Executive Officer of Kimberly-Clark Corporation from 1992 until his retirement in 2003. Mr. Sanders currently serves on the boards of directors of Texas Instruments Incorporated and Belo Corp. He previously served on the board of directors of Adolph Coors Company. Mr. Sanders is also a National Trustee and Governor of the Boys & Girls Club of America and was a member of the Marquette University Board of Trustees from 1992 to 2007, serving as Chairman from 2001 to 2003.

Larry D. Young, President and Chief Executive Officer and Director, age 54, has served as a director since October 2007.  Mr. Young has served as our President and Chief Executive Officer since October 2007. Mr. Young joined Cadbury Schweppes Americas Beverages as President and Chief Operating Officer of the Bottling Group segment and Head of Supply Chain in 2006 after our acquisition of DPSUBG, where he had been President and Chief Executive Officer since May 2005. From 1997 to 2005, Mr. Young served as President and Chief Operating Officer of Pepsi-Cola General Bottlers, Inc. and Executive Vice President of Corporate Affairs at PepsiAmericas, Inc.

John L. Adams, age 64, has served as our director since April 2008. Mr. Adams served as Executive Vice President of Trinity Industries, Inc. from January 1999 to June 2005 and held the position of Vice Chairman from July 2005 to March 2007. Prior to joining Trinity Industries, Mr. Adams spent 25 years in various positions with Texas Commerce Bank, N.A. and its successor, Chase Bank of Texas, National Association. From 1997 to 1998, he served as Chairman and Chief Executive Officer of Chase Bank of Texas. Mr. Adams

currently serves on the boards of directors of Trinity Industries, Inc. and Group 1 Automotive, Inc., where he has served as chairman since April 2005. He previously served on the boards of directors of American Express Bank Ltd. and Phillips Gas Company.

Terence D. Martin, age 66, has served as our director and chairman of the Audit Committee since April 2008. Mr. Martin served as Senior Vice President and Chief Financial Officer of Quaker Oats Company from 1998 until his retirement in 2001. From 1995 to 1998, he was Executive Vice President and Chief Financial Officer of General Signal Corporation. Mr. Martin was Chief Financial Officer and Member of the Executive Committee of American Cyanamid Company from 1991 to 1995 and served as Treasurer from 1988 to 1991. Since 2002, Mr. Martin has served on the board of directors of Del Monte Foods Company.

Ronald G. Rogers, age 60, has served as our director since May 2008. Mr. Rogers served in various positions with Bank of Montreal between 1972 and 2005. From 2002 until his retirement in 2005, he served as Deputy Chair, Enterprise Risk & Portfolio Management, BMO Financial Group, and from 1994 to 2002, he served as Vice Chairman, Personal & Commercial Client Group.

Jack L. Stahl, age 56, has served as our director and chairman of the Compensation Committee since May 2008. Mr. Stahl served as Chief Executive Officer and President of Revlon, Inc. from February 2002 until his retirement in September 2006. From February 2000 to March 2001, he served as President and Chief Operating Officer of The Coca-Cola Company and previously served as Group President of The Coca-Cola Company’s Americas Group and as Chief Financial Officer of The Coca-Cola Company. Mr. Stahl currently serves on the board of directors of Schering-Plough Corporation and Delhaize Group.

In addition to the above, Mr. John O. Stewart served on our Board from the date of incorporation, but is not standing for re-election at this meeting. Mr. Stewart continues to serve as our Chief Financial Officer and his biographical information is included on page 20 of this Proxy Statement, along with the other members of our executive leadership team.

Director’s Compensation

Non-employee directors receive compensation from us for their services on our Board or its committees. Executive directors do not receive compensation for their services as a director. In 2008 we compensated our non-employee directors as follows: an annual cash retainer of $100,000 and an annual equity grant of restricted stock units with a value of $100,000. In addition, the chairperson of the Audit Committee and the Compensation Committee received an annual equity grant of restricted stock units with a value of $30,000 and $25,000, respectively. All of the restricted stock units vest three years from the date of grant.

Mr. Sanders, as Chairman, was entitled to an annual cash retainer of $100,000. Mr. Sanders also received an annual equity grant of restricted stock units with a value of $200,000 which vests three years from the date of grant. In addition, in recognition of Mr. Sanders’ services to us in connection with the separation, he received a one-time founders’ equity grant of restricted stock units with a value of $900,000 which vests in equal amounts on each of the first, second and third anniversary of the date of grant.

Director Compensation paid in 2008 was as follows:

Director Compensation in 2008

					Change in
					Pension Value
					and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)(1)	($)(2)	($)	($)	($)	($)	($)

Wayne R. Sanders	100,000	239,865	—	—	—	—	339,865
Terence D. Martin	100,000	28,348	—	—	—	—	128,348
Jack L. Stahl	100,000	27,258	—	—	—	—	127,258
Ronald G. Rogers	100,000	21,805	—	—	—	—	121,805
John L. Adams	100,000	21,805	—	—	—	—	121,805
Pamela H. Patsley	100,000	21,805	—	—	—	—	121,805
M. Anne Szostak	100,000	21,805	—	—	—	—	121,805

(1)	Of the amounts paid in 2008, $75,000 is for director compensation earned in the fiscal year ending December 31, 2008 and the remaining $25,000 was paid for the first quarter of 2009.

(2)	The amounts reported in the Stock Awards column reflect the expense associated with each respective director’s restricted stock units under the 2008 Stock Plan, calculated in accordance with the provisions of FASB Statement of Financial Accounting Standards No. 123 (revised 2004), “Share Based Payment” (“SFAS 123(R)”). Even though the restricted stock units may be forfeited, the amounts reported do not reflect this contingency.

At December 31, 2008 (i) Mr. Sanders held restricted stock units equal to 43,374 shares, of which 11,829 shares vest and are issuable on May 7, 2009, 11,829 shares vest and are issuable on May 7, 2010 and 19,716 shares vest and are issuable on May 7, 2011; (ii) Mr. Martin held restricted stock units equal to 5,126 shares, all of which vest and are issuable on May 7, 2011; (iii) Mr. Stahl held restricted stock units equal to 4,929 shares, all of which vest and are issuable on May 7, 2011; and (iv) each of Mr. Adams, Ms. Patsley, Mr. Rogers, and Ms. Szostak held restricted stock units equal to 3,943 shares, all of which vest and are issuable on May 7, 2011. Also, at December 31, 2008 Mr. Adams owned and held 20,000 shares of our common stock.

Based on a study performed by an independent consultant, the Compensation Committee has recommended and the Board has approved the same levels of compensation (other than the one-time founders’ equity grant of restricted stock units to Mr. Sanders) for our non-employee directors in fiscal year 2009.

Corporate Governance

Corporate Governance Guidelines

On February 10, 2009, our Board adopted revised Corporate Governance Guidelines. The Corporate Governance Guidelines include, among other things:

•	formation of an Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee comprised solely of independent directors;

•	Board requirement to annually assess the performance of the Chief Executive Officer;

•	Board stewardship of our Code of Business Conduct and Ethics and Insider Trading Policy;

•	assessment of Board and director performance;

•	power to retain outside advisors; and

•	Categorical Standards of Director Independence.

Our Corporate Governance Guidelines are attached hereto as Appendix D and are available on our website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance captions. Our Corporate Governance Guidelines are also available free of charge to any stockholder upon written request to 5301 Legacy Drive, Plano, Texas 75024, Attention: James L. Baldwin, Jr., Corporate Secretary.

Director Independence

In connection with the adoption of the Corporate Governance Guidelines, our Board adopted our Categorical Standards of Director Independence, which are attached as Annex A to our Corporate Governance Guidelines. The Categorical Standards of Director Independence are consistent with the independence standards set forth in Section 303A.02 of the NYSE Listing Standards. The Board has made an affirmative determination that Mr. Sanders, Mr. Adams, Mr. Martin, Ms Patsley, Mr. Rogers, Mr. Stahl and Ms. Szostak are independent and have no material relationship with the Company.

Board Committees and Meetings

We have three standing committees of our Board, including the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. These Board committees were formed prior to our spin-off from Cadbury Schweppes, plc (“Cadbury”), which occurred on May 7, 2008. (See “Compensation Discussion and Analysis — Overview” on page 23 of this Proxy Statement.) The charters for each committee are available on our website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance captions.

Audit Committee

Since its formation, the Audit Committee has consisted of three independent directors — Mr. Martin (Chairman), Mr. Adams and Ms. Patsley. Mr. Martin has served as Chairman since formation of the Audit Committee. All of such Audit Committee members are independent as defined in the current New York Stock Exchange listing standards. Upon consideration of the attributes of an audit committee financial expert as set forth in Section 401(h) of Regulation S-K promulgated by the SEC, our Board determined that each of the members of the Audit Committee possess those attributes through their experience and each was designated as an Audit Committee Financial Expert and each is “independent” as that term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Securities Exchange Act of 1934.

The Audit Committee of our Board is responsible for:

•	appointment of independent auditors and monitoring their performance, qualifications and independence;

•	reviewing the quality and integrity of our financial statements and disclosures;

•	monitoring our system of internal controls;

•	monitoring the performance of our corporate audit department; and

•	monitoring our compliance with legal and regulatory requirements.

The Audit Committee has selected Deloitte & Touche as our independent registered public accounting firm for fiscal year 2009, subject to ratification by our stockholders. The Audit Committee operates under a written charter that was adopted by our Board on April 24, 2008, a copy of which is attached hereto as Appendix B and is available on our website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance captions. Our Audit Committee Charter is also available free of charge to any stockholder upon written request to 5301 Legacy Drive, Plano, Texas 75024, Attention: James L. Baldwin, Jr., Corporate Secretary. The Report of the Audit Committee for fiscal year 2008 is included in this Proxy Statement on page 45.

Compensation Committee

Since its formation, the Compensation Committee has consisted of three independent directors — Mr. Stahl (Chairman), Mr. Rogers and Ms. Szostak. Mr. Stahl served as the Chairman of the Compensation Committee since its formation. All of such Compensation Committee members are independent as defined in the current New York Stock Exchange listing standards. The Compensation Committee is responsible for:

•	setting the compensation of our Chief Executive Officer, after consideration of the Board’s evaluation of the performance of our Chief Executive Officer;

•	determining the compensation levels of our other executive officers, after consultation with our Chief Executive Officer;

•	approving and administering our executive compensation program;

•	administering our equity-based and incentive compensation plans;

•	overseeing regulatory compliance with Section 162(m) of the Code to maximize deductibility of compensation paid; and

•	reviewing and discussing with management our Compensation Discussion and Analysis for inclusion in our proxy statement or annual report, in accordance with applicable regulations.

A copy of the restated Compensation Committee Charter was approved by our Board on April 24, 2008 and is available on our website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance captions and is also attached to this Proxy Statement as Appendix E. Our Compensation Committee Charter is also available free of charge to any stockholder upon written request to 5301 Legacy Drive, Plano, Texas 75024, Attention: James L. Baldwin, Jr., Corporate Secretary. The Report of the Compensation Committee for fiscal year 2008 is included in this Proxy Statement beginning on page 29.

Corporate Governance and Nominating Committee

Since its formation, the Corporate Governance and Nominating Committee has consisted of three independent directors — Mr. Sanders (Chairman), Mr. Martin and Mr. Stahl. Mr. Sanders has served as the Chairman of the Corporate Governance and Nominating Committee since its formation. The Corporate Governance and Nominating Committee is responsible for:

•	assisting the Board by identifying individuals qualified to become members of the Board and recommending to the Board candidates to stand for election at the next annual meeting of stockholders;

•	recommending committee assignments after consultation with the Chairman;

•	assessing and reporting to the Board as to the independence of each director;

•	monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies; and

•	leading the Board in its annual performance self-evaluation and evaluation of management, including establishing criteria to be used in connection with such evaluation.

On April 24, 2008, our Board approved the Corporate Governance and Nominating Committee Charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance captions and is attached to this Proxy Statement as Appendix F. Our Corporate Governance and Nominating Committee Charter is also available free of charge to any stockholder upon written request to 5301 Legacy Drive, Plano, Texas 75024, Attention: James L. Baldwin, Jr., Corporate Secretary.

In fiscal year 2008, the Corporate Governance and Nominating Committee considered our current directors and other candidates to fill the slate of nominees for election to our Board. Based on an evaluation of the background, skills and areas of expertise represented by the various candidates against the qualifications for directors set forth in our Corporate Governance Guidelines and our current requirements, the Corporate Governance and Nominating Committee determined that the following persons possess the appropriate skill level, expertise and qualifications and recommended that Ms. Patsley, Ms. Szostak and Mr. Weinstein be re-elected to our Board as Class I directors.

Fiscal Year 2008 Meetings

During the fiscal year ended December 31, 2008, there were seven (7) meetings of our Board. During the fiscal year, there were eight (8) meetings held by the Audit Committee and three (3) executive sessions of the Audit Committee to meet with our independent registered public accounting firm and the vice president of corporate audit, four (4) meetings held by the Compensation Committee, and two (2) meetings held by the Corporate Governance and Nominating Committee. Each incumbent director attended at least 75% of the meetings of the Board and the Board committees of which each was a member during his or her respective tenures.

Executive Sessions and Lead Independent Director

In compliance with the requirements of the New York Stock Exchange, our Corporate Governance Guidelines require the non-employee directors to meet at least twice annually in regularly scheduled executive sessions. Mr. Sanders, as Lead Independent Director, presides over non-employee director executive sessions. Three (3) executive sessions were held in fiscal year 2008.

Attendance at Annual Meeting

It is our policy that all directors attend the Annual Meeting. We anticipate that all members of our Board will be present at the Annual Meeting.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Other than Mr. Young, who is a director and whose business experience is summarized in this Proxy Statement beginning on page 14, the following is a summary of the business experience of our executive leadership team {ages are as of the date of the Annual Meeting}:

James L. Baldwin, Jr., Executive Vice President, General Counsel, age 48, has served as our Executive Vice President and General Counsel since July 2003. From June 2002 to July 2003, he served as Senior Vice President and General Counsel of Dr Pepper/Seven Up, Inc., and from August 1998 to June 2002 as General Counsel of Mott’s LLP.

Tina S. Barry, Senior Vice President, Corporate Affairs, age 52, has served as our Senior Vice President, Corporate Affairs since September 2008. She served as our Vice President, Corporate Communications from May 2008 until September 2008. Prior to joining the Company in May 2008 she was Vice President of Corporate Communications for Kimberly-Clark Corporation, where she served for 23 years in various management positions.

Rodger L. Collins, President, Bottling Group Sales and Finished Goods Sales, age 51, has served as our President of Bottling Group Sales and Finished Goods Sales since September 2008. Prior to that, Mr. Collins was our President of Sales for the Bottling Group, a position he had held since October 2007. He had previously served as Midwest Division President for the Bottling Group since January 2005. He also was Regional Vice President (North/East) at DPSUBG from October 2001 to December 2004.

Pedro Herrán Gacha, Executive Vice President, Strategy, and President, Mexico and the Caribbean, age 47, has served as our Executive Vice President, Strategy since August 2008 and our President of the Mexico and the Caribbean segment since March 2004. Prior to that, he was President of Cadbury Schweppes Beverages Mexico, a position he had held since January 2000.

Derry L. Hobson, Executive Vice President, Supply Chain, age 58, has served as our Executive Vice President of Supply Chain since October 2007. Mr. Hobson joined the business as Senior Vice President of Manufacturing in 2006 through our acquisition of Dr Pepper/Seven Up Bottling Group where he had been Executive Vice President since 1999.

James J. Johnston, Jr., President, Concentrate Sales, age 52, has served as our President of Concentrate Sales since September 2008. Prior to that, Mr. Johnston was our President of Finished Goods and Concentrate Sales, a position he had held since October 2007. From January 2005 to October 2007, he was Executive Vice President of Sales. From December 2003 to January 2005, he was first Senior Vice President, then Executive Vice President of Strategy. From October 1997 to December 2003, Mr. Johnston served as Senior Vice President of Licensing.

Lawrence N. Solomon, Executive Vice President, Human Resources, age 54, has served as our Executive Vice President of Human Resources since March 2004. From May 1999 to March 2004, he served as Senior Vice President of Human Resources for Dr Pepper/Seven Up, Inc. and prior to which he served on Cadbury’s global human resources team.

John O. Stewart, Executive Vice President, Chief Financial Officer, age 50, has served as our Executive Vice President and Chief Financial Officer since November 2006. Mr. Stewart served as one of our directors since October 2007 and will continue to serve through the Annual Meeting. From 1990 to 2004, Mr. Stewart worked for Diageo PLC and its subsidiaries, serving as Senior Vice President and Chief Financial Officer of Diageo North America from 2001 to 2004. From 2004 to 2005, Mr. Stewart was an independent consultant, providing mergers and acquisitions advice to Diageo PLC.

David J. Thomas, Ph.D., Senior Vice President, Research & Development, age 47, has served as our Senior Vice President, Research & Development since November 2006. Dr. Thomas served as Vice President — Global Product Development for Gerber Products from July 2005 until October 2006; as Vice President — Research and Development for Kerry Group from July 2004 to July 2005; and in various R&D management positions at Pillsbury/General Mills from June 1995 to June 2004. David holds a Ph.D. Degree in Food Science, with an emphasis in Flavor Biochemistry from the University of Wisconsin-Madison.

James R. Trebilcock, Executive Vice President, Marketing, age 51, has served as our Executive Vice President, Marketing since September 2008. From February 2003 to September 2008, Mr. Trebilcock served as our Senior Vice President — Consumer Marketing. Prior to that time, Mr. Trebilcock held various positions at Dr Pepper/Seven-Up, Inc., which he joined in July 1987.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 20, 2009, the record date, certain information with respect to the shares of our common stock beneficially owned by (i) stockholders known to us to own more than 5% of the outstanding shares of such classes, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group.

	Amount and Nature		Percent of Total	Percent of Total
	of Beneficial		Shares of Common	Voting Power
	Ownership of		Stock Owned	Owned
Name	Common Stock		Beneficially	Beneficially

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK
Trian Group of Entities(1) 280 Park Avenue, 41st Floor New York, New York 10017	18,212,285		7.18%	7.18%
Franklin Mutual Advisors, LLC(2) 101 John F. Kennedy Parkway Short Hills, New Jersey 07078-2789	16,337,122		6.44%	6.44%
SECURITY OWNERSHIP OF MANAGEMENT
DIRECTORS:
Wayne R. Sanders	11,829	(3)	*	*
John L. Adams	20,000		*	*
Terence D. Martin	—		*	*
Pamela H. Patsley	—		*	*
Ronald G. Rogers	—		*	*
Jack L. Stahl	—		*	*
M. Anne Szostak	—		*	*
Michael F. Weinstein	—		*	*
NAMED EXECUTIVE OFFICERS:
Larry D. Young(4)	117,955		*	*
John O. Stewart(4)	34,394		*	*
Rodger D. Collins(4)	19,007		*	*
James J. Johnston(4)	36,161		*	*
Lawrence N. Solomon(4)	35,168		*	*
All other Executive Officers (6 persons)(4)(5)	107,834		*	*
All Executive Officers and Directors as a Group
(19 persons)	382,348		*	*

*	Less than 1%

(1)	Based on a Schedule 13D filed by the stockholder with the SEC on December 18, 2008. The identity of the persons forming the Trian Group of Entities (and the respective addresses of each of the Trian Group of Entities) is set forth in Item 2 of the Schedule 13D. In that filing the stockholder has indicated that it has shared voting power and shared dispositive power with respect to all of these shares. In the Schedule 13D the stockholder has also indicated the following:

“Includes 10,810,607 shares (the “Swap Shares”) of common stock, par value $0.01 per share (“Common Stock”), of Dr Pepper Snapple Group, Inc. (the “Issuer”) to which certain reporting persons have long economic exposure under cash-settled total return swaps (“Swaps”) entered into by such reporting persons. The Swap Shares are being included solely as a result of the uncertainty created by the decision in CSX Corporation v. The Children’s Investment Fund Management (UK) LLP, et al. (the “CSX Case”). The reporting person disclaims beneficial ownership (as that term is defined in rule 13d-3 under the Securities Exchange Act of 1934 (“Rule 13d-3”)) of the Swap Shares and this report shall not be deemed an admission that the reporting person is the beneficial owner of the Swap Shares for any purpose.”

(2)	Based on a Schedule 13G filed by the stockholder with the SEC on January 15, 2009. Such stockholder has indicated that it has sole voting power and sole dispositive power with respect to all shares.

(3)	The shares shown include shares issuable under restricted stock units granted May 7, 2008 pursuant to the 2008 Stock Plan that Mr. Sanders has the right to acquire within 60 days after March 20, 2009.

(4)	Includes shares related to employee stock options, which are not outstanding, but the following executive officers have the right to exercise the options related to such shares within 60 days after March 20, 2009 as follows:

Mr. Young	105,152 shares
Mr. Stewart	25,630 shares
Mr. Collins	18,007 shares
Mr. Johnston	18,007 shares
Mr. Solomon	17,087 shares
Other Executive Officers	61,787 shares

(5)	Includes 11,689 shares related to our Legacy Bonus Share Retention Plan (6,727 shares) and Legacy Long Term Incentive Plan (4,962 shares), which are not outstanding, but one other executive officer has the right to receive a distribution of such shares within 60 days after March 20, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock held by such persons. These persons are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and without further inquiry, all required forms were filed on time, except that Pedro Herran Gacha acquired 11,840 shares of common stock on May 7, 2008 in connection with the spin-off from Cadbury. The report of ownership was due on May 10, 2008, but was reported in Form 5 filed on January 20, 2009. Rodger L. Collins acquired 1,000 shares of common stock on August 22, 2008. The report of ownership was due on August 24, 2008, but was reported in Form 4 filed on September 22, 2008. David J. Thomas acquired 2,198 shares of the Employee Share Award converted from the International Share Award Plan of Cadbury. The report of ownership was due on December 10, 2008, but was reported in Form 4 filed on December 12, 2008.

Stockholder Communications

Stockholders may communicate with our Board, the presiding director of the executive sessions or the non-employee directors as a group by submitting an e-mail thru the Company’s website at www.drpeppersnapplegroup.com under the Investor Center and Contact the Board captions or by sending a written communication to: Corporate Secretary, Dr Pepper Snapple Group, Inc., 5301 Legacy Drive, Plano, Texas 75024.

Code of Conduct

We are dedicated to earning the trust of our clients and investors and our actions are guided by the principles of honesty, trustworthiness, integrity, dependability and respect. Our Board has adopted a Code of Business Conduct and Ethics that applies to all employees and directors. This Code of Business Conduct and Ethics is posted on our website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance captions. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics for and senior financial officers, including our Chief Executive Officer, if any, by posting such information on our website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance captions. Our Code of Business Conduct and Ethics is attached hereto as Appendix G and is also available free of charge to any stockholder upon written request to 5301 Legacy Drive, Plano, Texas 75024, Attention: James L. Baldwin, Jr., Corporate Secretary.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

We are a leading integrated brand owner, bottler and distributor of non-alcoholic beverages in the United States, Canada and Mexico with a diverse portfolio of flavored (non-cola) carbonated soft drinks and non-carbonated beverages, including ready-to-drink teas, juices, juice drinks and mixers. We have some of the most recognized beverage brands in North America, with significant consumer awareness levels and long histories that evoke strong emotional connections with consumers.

We have built our business over the last 25 years through a series of strategic acquisitions. In the 1980’s through the mid-1990’s, we began building on our then existing Schweppes business by adding brands such as Mott’s, Canada Dry and A&W and a license for Sunkist. We also acquired the Peñafiel business in Mexico. In 1995, we acquired Dr Pepper/Seven Up, Inc., having previously made minority investments in the company. In 1999, we acquired a 40%, interest in Dr Pepper/ Seven Up Bottling Group, Inc., (“DPSUBG”), which was then our largest independent bottler, and increased our interest to 45% in 2005. In 2000, we acquired Snapple and other brands, significantly increasing our share of the United States non-carbonated beverages market segment. In 2003, we created Cadbury Schweppes Americas Beverages by integrating the way we managed our four North American businesses (Mott’s, Snapple, Dr Pepper/Seven Up and Mexico). During 2006 and 2007, we acquired the remaining 55% of DPSUBG, Southeast-Atlantic Beverage Corporation and several smaller bottlers and integrated them as our Bottling Group operations, thereby expanding our geographic coverage.

On May 7, 2008, Cadbury separated its beverage business in the United States, Canada, Mexico and the Caribbean (the “Americas Beverages business”) from its global confectionery business by contributing the subsidiaries that operated its Americas Beverages business to us. The separation involved a number of steps, and as a result of these steps we became an independent publicly-traded company listed on the New York Stock Exchange under the symbol “DPS”. In return for the transfer of the Americas Beverages business, we distributed our common stock to our parent company stockholders. (This separation transaction is sometimes referred to in this Proxy Statement as the “spin-off’.)

Our portfolio includes some of the most recognized beverages in the Americas. More than 75% of our overall volume is from brands that are either #1 or #2 in their flavor categories.

Maintaining these industry leading positions requires a talented and motivated executive team. Our overall executive compensation program is, therefore, designed to be competitive with those companies in our industry, considering our size and scale, and also to be competitive with other leading consumer packaged goods companies of similar size and scale.

Objectives of Our Program

Through the date of the spin-off in 2008, the compensation of our key executives was governed by the philosophies and compensation structure of our former parent, Cadbury. Following the spin-off, we undertook a significant review of our entire compensation program to ensure that its design was compatible with our new position as a stand-alone, NYSE-listed company, which is included in the S&P 500.

As a result of this review, the following objectives were established:

•	Total compensation targets are designed to be competitive with the companies and markets in which we compete;

•	Pay will be performance-based, with our overall performance judged both against internal goals and the performance of competitors;

•	A pay-for-performance culture will link compensation to both individual and collective performance and will result in differentiated compensation;

•	A substantial percentage of total compensation will be variable, or “at risk”, both through annual incentive compensation and the granting of long-term incentive awards; and

•	Equity incentive awards will be used to align the interests of management with those of our stockholders.

As a result of the spin-off in May 2008, some of our program design reflects the objectives of our prior parent, Cadbury. However, a number of design features in the latter half of 2008 reflect our key philosophies, and these philosophies will continue to guide our programs in 2009 and beyond.

Role of the Compensation Committee

The Compensation Committee of the Board (the “Compensation Committee”) administers our executive compensation program. The Compensation Committee establishes and monitors our overall compensation strategy to ensure that executive compensation supports our business objectives. In carrying out its responsibilities, the Compensation Committee, with assistance from its executive compensation consultant — Mercer, reviews and determines the compensation (including salary, annual incentive, long-term incentives and other benefits) of our chief executive officer (“CEO”) and the key executive officers of the Company. References to “CEO” in this Compensation Discussion and Analysis are to Larry D. Young, our President and Chief Executive Officer.

For a more complete description of the responsibilities of the Compensation Committee, see “Board of Directors — Board Committees and Meetings — Compensation Committee” beginning on page 17 of this Proxy Statement and the charter for the Compensation Committee attached to this Proxy Statement as Appendix E and posted on our website at www.drpeppersnapplegroup.com under the Investor Center and Corporate Governance tabs.

Role of Compensation Consultant

The Compensation Committee has retained Mercer as its outside executive compensation consultant to advise the Compensation Committee on executive compensation matters. Following its selection in July 2008, Mercer regularly attended Compensation Committee meetings, and reported directly to the Compensation Committee on matters relating to compensation for our executive officers, including our CEO.

During 2008, the Compensation Committee requested that Mercer:

•	Conduct an analysis of compensation for our key executive officers, including our CEO, and assess how target compensation aligned with our philosophy and objectives;

•	Develop recommendations for the Compensation Committee on the size and structure of long-term incentive awards for our CEO and key executives officers;

•	Provide perspectives on the peer group for 2009;

•	Assist the Compensation Committee in the review of incentive plan design, severance programs and related benefit programs; and

•	Provide the Compensation Committee ongoing advice and counsel on market compensation trends and their impact on our executive compensation programs.

Role of Company Management

Our management, including the CEO, develops preliminary recommendations regarding compensation matters with respect to all key executives other than the CEO and provides these recommendations to the Compensation Committee, which makes the final decisions. Separately, the Compensation Committee makes the final decisions on CEO compensation, with advice from Mercer, as appropriate. The management team is responsible for the administration of the compensation programs once Compensation Committee decisions are finalized.

The Compensation Program

The key components of our current compensation program for our key executives are:

•	Base salary;

•	Short-term (annual) cash incentives;

•	Long-term, equity-based incentives; and

•	Other benefits.

In 2008, the Compensation Committee reviewed our executive compensation program to determine how well actual compensation targets met our overall philosophy and the compensation in our targeted markets.

The primary basis of our compensation structure at the time of the spin-off was a Comparator Group established by Cadbury. This Comparator Group consisted of the following 16 multinational consumer goods companies:

Anheuser-Busch	ConAgra	Hershey	PepsiAmericas
Brown-Forman	Constellation Brands	J. M. Smucker	Pepsi Bottling Group
Campbell Soup	General Mills	Kellogg	Sara Lee
Coca-Cola Enterprises	Heinz	Molson Coors	Wrigley

In addition to the Comparator Group, Cadbury also used relevant market data from two other survey sources to set compensation levels for key executives:

•	The Towers Perrin Executive Compensation Database, using data from a select, proprietary group of 45 multinational and global consumer goods companies; and

•	The Hay Group Executive Compensation Report, using proprietary data from 50 fast-moving consumer goods companies.

Given the size of the survey samples and the proprietary nature of these surveys, the actual participating companies cannot be named.

In the second half of 2008, our Compensation Committee, with the assistance of Mercer, reviewed potential peers in light of our new publicly-traded status. As a result, a revised set of peer companies was identified that will be used to calibrate our executive compensation program for 2009. These 18 companies represent leading consumer goods companies of similar size and scale to us, a number of which were in the prior Comparator Group:

Brown-Forman	Del Monte	Kellogg
Campbell Soup	General Mills	McCormick
Coca-Cola Enterprises	Heinz	Molson Coors
ConAgra	Hershey	PepsiAmericas
Constellation Brands	Hormel	Pepsi Bottling Group
Dean Foods	J.M. Smucker	Sara Lee

Base Salary

Base salary is designed to compensate our key executives in part for their roles and responsibilities and also to provide a stable level of compensation that serves as a retention tool throughout the executive’s career. Salaries are targeted at the median of the market for similar positions in the peer companies. Adjustments are made annually based on individual performance.

In general, base salary is the smallest component of the overall compensation package, assuming that we are achieving or exceeding targeted performance levels for our incentive programs. On average, base salary currently represents 20% or less of the total compensation package for our CEO and key executive officers. This is consistent with our philosophy to have low fixed and high “at risk” compensation.

Annual Cash Incentive Compensation

Our annual cash incentive programs are designed to reward the achievement of specific pre-set financial results typically measured over the fiscal year. Each participant is assigned an annual incentive target expressed as a percentage of base salary. For the NEOs (as defined in the first paragraph of “Historical Executive Compensation Information” on page 29) of this Proxy Statement, these targets ranged from 65% to 100% of base salary. The actual awards are calculated based on year end salary. For any NEO promoted during the year, the calculation is pro rated and is based upon the NEO’s actual time in each position, the NEO’s previous base salary and Annual Incentive Plan of 2008 (“Annual Incentive Plan”) percentage and new base salary and Annual Incentive Plan target percentage.

Due to the spin-off from Cadbury, the 2008 cash incentive programs for key executives consisted of two separate six-month programs, described below. The annual award opportunities were essentially divided by two in calculating the award opportunities for each six-month program.

1st Half of 2008

The CEO, other NEOs and other key executives were covered under the Annual Incentive Plan established by Cadbury. Awards under the Annual Incentive Plan were based on two key measures: (i) Net Sales Value (“NSV”) and (ii) Underlying Operating Profit (“UOP”). For this program, NSV was weighted 40% and UOP was weighted 60%. Net sales are gross sales net of costs associated with customer marketing programs and incentives, as well as sales taxes and other similar taxes. UOP represents a non-GAAP measure of income from operations. UOP is our total company income from operations on a U.S. GAAP basis, adjusted for: (1) restructuring costs, (2) non-cash compensation charges on stock option and restricted stock awards, (3) amortization and impairment of intangibles, (4) incremental pension costs, (5) total company corporate costs and other items, which relate primarily to general and administrative expenses not allocated to one of our segments and (6) equity in earnings of unconsolidated subsidiaries.

Performance standards were set for both NSV and UOP; however, no awards for NSV could be made if a threshold level of UOP performance was not achieved. The Annual Incentive Plan had an additional feature that allowed for higher NSV payouts if a certain operating margin was achieved (defined as UOP at a percent of NSV). This additional feature was called the “margin kicker” and allowed for a payout of 125% of target NSV if the operating margin was achieved.

For the first half of 2008, the overall weighted result was 77.1% versus target. This was due to NSV performance at 52.9% of target and UOP performance below target at 93.1%.

2nd Half of 2008

Following the spin-off, our Compensation Committee decided that the Company’s Annual Incentive Plan structure should be revised to be more consistent with our new stand-alone organization. The Compensation Committee established two measures: Gross Profit (weighted 40%), which measures our revenue minus the cost of making our product and Net Income (weighted 60%), which measures our gross profit less all operating, interest and tax expenses. No award for Gross Profit could be made if a threshold level of Net Income performance was not achieved.

Performance standards were set by the Compensation Committee for each measure for the last six months of 2008. In evaluating the achievement of the performance measures for the last six months of 2008, the Compensation Committee considered the Company’s performance and other unusual or non-recurring events and conditions that affected the Company’s performance. After consideration of those events and conditions, the Compensation Committee approved the adjustment of the actual performance for certain of those events and conditions. Included among the events and conditions for which the Compensation Committee made adjustment were unanticipated costs related to the spin-off, restructuring costs, impact of the loss of energy drink (Monster) distribution rights attributable to fiscal year 2008, accruals for assessments anticipated from governmental audits related to prior year operations, and impairment charges. After adjusting for these items, the Compensation Committee determined that the overall weighted result was 36.8% versus the performance standard. This result was based solely on our achievement against the Net Income performance standard at 61.3% of target, as our performance against the Gross Profit performance standard was not at a sufficient level to result in any award.

Full year Result

After calculating the results for each half in 2008, it was determined that the overall weighted result for the fiscal year was 56.95% versus target. Annual Incentive Plan payment amounts, reflecting the total annual incentive amounts earned (1st half and 2nd half) for 2008 are shown in the “Non Equity Incentive Plan Compensation” column of the Summary Compensation Table, all of which will be paid in April 2009.

Long-Term Incentive Awards

Overview

Our long-term incentive awards are used to link our performance and increases in stockholder value to the total compensation for our key executives. These awards are also key components of our ability to attract and retain our key executives. The annualized value of the awards to our key executives is intended to be the largest component of our overall compensation package. On average, and assuming performance is on target, these awards currently represent over 50% of the total compensation package for our NEOs, consistent with our emphasis on linking executive pay to stockholder value.

Specific Programs for 2008

Our incentive plans allow for the granting of performance share units, restricted stock and restricted stock units, and stock options, each linked to our stock price. For 2008, the Compensation Committee believed it was important to use equity vehicles to provide alignment with stockholders interest, particularly following the spin-off. To provide a balanced emphasis on performance through the use of stock options and on retention through the use of time-based restricted stock units, the Compensation Committee made grants in 2008 to our key executives consisting of 50% stock options and 50% time-based restricted stock units (weighted by value). The Compensation Committee believes that these awards to our key executives will focus attention on building stockholder value over the long-term, reinforce the importance of their roles as stewards of the business, and help to retain the executives.

The following provides more detail about the various award programs:

•	Stock Options: Stock options are granted with an exercise price equal to the closing market price of our common stock on the grant date. Options generally vest over a period of three years with one third becoming exercisable on each anniversary of the grant date as long as the recipient is still employed by us on the date of vesting, and generally expire after ten years. Stock options only have value if our stock price appreciates after the options are granted. The Compensation Committee retains the discretion to make awards to executive officers at other times, in connection with the initial hiring of a new officer, for retention purposes, or otherwise.

•	Restricted Stock Units and Restricted Stock: Restricted stock units are equivalent in value to one share of our common stock and are settled in stock if the recipient is still employed by us on the date of vesting, which is generally at the end of a three-year period. Restricted stock units do not generally entitle the recipient to voting or dividend rights until the units vest. Shares of restricted stock may not, however, be sold or otherwise transferred prior to the lapse of the restrictions thereon.

Prior Awards under Cadbury

Prior to the spin-off, many of our executives participated in long-term incentive programs sponsored by Cadbury. In connection with the spin-off, and in accordance with the requirements of the Cadbury equity plans under which these awards were made, the Remuneration Committee of Cadbury approved equitable adjustments with respect to the stock options and other equity awards relating to Cadbury common stock held by our executives and other employees. These equitable adjustments were intended to preserve the intrinsic value of the pre-spin-off awards.

The share awards were prorated for both year-to-date performance based on the pre-established performance hurdles and time earned under applicable performance periods and then each individual award was converted to our shares of common stock. At the date of the spin-off from Cadbury, the awards resulting from the conversion were transferred to one of three separate plans — Legacy International Share Award Plan, Legacy Long-Term Incentive Plan and Legacy Bonus Share Retention Plan. These awards vested on separation and are not forfeitable. However, the shares which are the subject of the awards will not be released until the original specified release dates in 2009 and 2010. Further detail on these awards is provided in the “Option Exercises and Stock Vested” table on page 33 of this Proxy Statement and in Note 16 to our Audited Consolidated Financial Statements for the fiscal year ended December 31, 2008.

Benefits

Our benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract and retain high caliber executives. Our primary benefits for executives include participation in our broad-based plans: retirement plans, savings plans, health and dental plans and various insurance plans, including disability and life insurance.

We also provide certain executives, including the NEOs, the following benefits:

•	Supplemental Savings Plan: The only nonqualified deferred compensation plan sponsored by us for NEOs is the supplemental savings plan (the “SSP”), a non-tax qualified defined contribution plan. The SSP is for employees who are actively enrolled in the Savings Incentive Plan (“SIP”) and whose deferrals under the SIP are limited by Code compensation limitations. Employees may elect to defer up to 75% of their base salary over the compensation limit (established in the Code) to the SSP, and we match 100% of the first 4% of base salary that is contributed by these employees. Employees participating in the SSP are always fully vested in their, as well as our, contributions to the plan.

•	Executive Service Allowance: All NEOs and other key executives receive an annual allowance for use in obtaining financial planning, tax preparation services and other related benefits. The executive pays tax on this allowance.

•	Automobile Allowance: We provide our NEOs with an automobile allowance. This benefit provides eligible executives with an opportunity to use their car for both business and personal use in an efficient manner. The executive pays tax on this allowance.

•	Executive Long Term Disability: We provide our NEOs with an executive long term disability program that is supplemental to our group disability program. The executive long term disability program provides a benefit of up to 60% of total target compensation. Total target compensation equals the sum of base pay and target performance based incentive compensation. Executives recognize imputed income for tax purposes for premiums paid for the executive long term disability premiums, which imputed income is grossed up to pay the taxes.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee oversees our compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be incorporated in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and our Proxy Statement to be filed in connection with our 2009 Annual Meeting.

Submitted by the
Compensation Committee of the Board

Jack L. Stahl, Chairman
Ronald G. Rogers
M. Anne Szostak

Historical Executive Compensation Information

The executive compensation disclosure contained in this section reflects compensation information for 2008. The following disclosure tables provide information for (1) Mr. Young, our President and Chief Executive Officer; (2) Mr. Stewart, our Chief Financial Officer; (3) Mr. Collins, our President Bottling Group Sales and Finished Goods Sales; (4) Mr. Johnston, our President Concentrate Sales; and (5) Mr. Solomon, our Executive Vice President Human Resources. These persons are sometimes hereinafter collectively referred to as “Named Executive Officers” or “NEOs” and individually as “NEO”.

Summary Compensation Table

The following table sets forth information regarding the compensation earned by NEOs in 2008. Compensation amounts shown in the table include amounts paid to our key executives for time periods prior to and after the spin-off from Cadbury.

Summary Compensation Table

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation		All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings		Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)(4)		($)(6)	($)

Larry D. Young	2008	867,308	—	523,356	507,673	1,643,155	229,831		206,130	3,977,453
President & CEO	2007	672,266	—	514,402	112,168	510,400	35,000		197,411	2,041,647
John O. Stewart	2008	509,135	—	130,838	123,744	874,120	94,132		104,339	1,836,308
Chief Financial Officer	2007	425,654	—	407,965	—	218,266	5,000		85,288	1,142,173
Rodger L. Collins	2008	452,462	—	91,585	86,939	658,717	—		237,224	1,526,927
President Bottling Group Sales	2007	376,242	—	27,435	—	189,631	—		33,463	626,771
& Finished Goods Sales
James J. Johnston	2008	454,423	—	91,585	86,939	513,791	57,314		54,690	1,258,742
President Concentrate Sales	2007	435,962	—	241,532	98,678	182,497	75,000		52,151	1,085,820
Lawrence N. Solomon	2008	430,962	—	87,221	82,496	585,003	166,512	(5)	58,975	1,411,169
EVP Human Resources	2007	391,023	—	263,447	96,405	174,202	80,000		73,002	1,078,079

(1)	The amounts reported in the Stock Awards column reflect the expense associated with awards of restricted stock units to each of the Named Executive Officers, calculated in accordance with the rules of SFAS 123(R). Even though the awards may be forfeited, the amounts do not reflect this contingency. Assumptions used to calculate these amounts (disregarding forfeiture assumptions) are included in Note 16 to our Audited Consolidated Financial Statements for the fiscal year ended December 31, 2008. For further information on the stock awards granted in 2008, see the Grants of Plan-Based Awards Table.

(2)	The amounts reported in the Option Awards column represent the dollar amount of expense associated with option grants to each of the Named Executive Officers, calculated in accordance with the rules of SFAS 123(R). Even though the awards may be forfeited, the amounts do not reflect this contingency. Assumptions used to calculate these amounts (disregarding forfeiture assumptions) are included in Note 16 to our Audited Consolidated Financial Statements for the fiscal year ended December 31, 2008. For further information on the stock option grants awarded in 2008, see the Grants of Plan-Based Awards Table.

(3)	The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned by each Named Executive Officer under the Company’s Annual Incentive Plan for 2008. In 2008, Named Executive Officers earned amounts under the Annual Incentive Plan but also received performance-based cash related to the successful spin-off from Cadbury. The following is a summary of those amounts:

	Annual	Successful
	Incentive	Spin-off
	Plan	Bonus	Total
Name	($)	($)	($)

Larry D. Young	512,550	1,130,605	1,643,155
John O. Stewart	233,495	640,625	874,120
Rodger L. Collins	178,069	480,648	658,717
James J. Johnston	174,610	339,181	513,791
Lawrence N. Solomon	161,026	423,977	585,003

Performance-based cash awards related to the successful spin-off from Cadbury will not be paid in future years and were funded entirely by our parent company at the time of spin-off. The material provisions of the Annual Incentive Plan are described under “Annual Cash Incentive Compensation” on page 26 of this Proxy Statement. The amounts related to that plan are the actual amounts earned under the awards described in the 2008 Grants of Plan-Based Awards table on page 32 of this Proxy Statement. Payments under the Annual Incentive Plan for 2008 were calculated as described in the Compensation Discussion and Analysis beginning on page 23 of this Proxy Statement.

(4)	The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column represent an estimate of the aggregate change during fiscal year 2008 in the actuarial present value of accumulated benefits under the Personal Pension Account Plan and the Pension Equalization Plan (as applicable), as described in more detail in the Pension Benefits Table on page 35 of this Proxy Statement. The change in the actuarial present value of the accumulated benefits under the plans was determined in accordance with SFAS 87. Assumptions used to calculate these amounts are included in Note 15 to our Audited Consolidated Financial Statements for the fiscal year ended December 31, 2008.

(5)	Includes $68,022 accrued for the Supplemental Retirement Indemnity Benefit Plan for Internationally Mobile Executives (“SRIBP”) in fiscal year 2008. The SRIBP was a prior Cadbury sponsored plan that covered internationally mobile executives, with the Company assuming the liability for its participating employees at the time of the spin-off. The plan provides a total pension benefit equal to a percentage of pay based on position within the Company. The plan was frozen as of December 31, 2008 and the benefits payable under the SRIBP are reduced by all other pension benefits, both qualified and nonqualified.

(6)	“All Other Compensation” is summarized as follows:

		Perquisites ($)
				Disability
				Income	Company
		Automobile	Service	Premiums	Contributions	Other
	Year	Allowance ($)	Allowance ($)	($)(a)	($)(b)	($)(c)		Total ($)

Mr. Young	2008	33,923	24,000	4,308	34,692	109,207		206,130
	2007	30,010	19,000	4,214	27,002	117,185		197,411
Mr. Stewart	2008	28,347	19,000	3,582	20,365	33,045		104,339
	2007	21,544	14,000	1,986	16,883	30,875	(d)	85,288
Mr. Collins	2008	5,665	15,000	—	18,098	198,461		237,224
	2007	6,201	16,000	—	11,262	—		33,463
Mr. Johnston	2008	17,521	14,000	2,965	18,177	2,027		54,690
	2007	13,670	14,000	2,965	17,549	3,967		52,151
Mr. Solomon	2008	23,569	14,000	4,168	17,238	—		58,975
	2007	22,996	14,000	4,082	16,329	15,595		73,002

(a)	Does not include the gross up for taxes to be paid by the NEO on the premium that was included in the NEO’s income.

(b)	The amounts reported in the Company Contributions column represent our matching contributions to the tax-qualified defined contribution plan and non-tax qualified defined contribution plan. The contributions to the tax qualified defined contribution plan for 2008 are $9,200 for each of Mr. Young, Mr. Stewart, Mr. Collins, Mr. Johnston, and Mr. Solomon. The contributions to the non-tax qualified defined contribution plan for 2008 are as follows: for Mr. Young, $25,492; for Mr. Stewart, $11,165; for Mr. Collins, $8,898; for Mr. Johnston, $8,977; and for Mr. Solomon, $8,038.

(c)	The amounts reported in the Other column represent the following costs for 2008: for Mr. Young, $109,207 for club membership dues and expenses; for Mr. Stewart, $33,045 for club membership dues and expenses; for Mr. Collins, $148,438 for relocation expenses, $19,263 for enhanced defined contributions, (both qualified ($6,900) and non-qualified ($12,363)), $27,992 for club membership dues, and $2,768 for executive physical; and for Mr. Johnston, $2,027 for executive physical.

(d)	Amount includes $7,000 of club membership dues and expenses which was inadvertently excluded from the disclosure of Mr. Stewart’s other compensation in the Form 10 filed by us on April 22, 2008.

Grants of Plan-Based Awards

The following table sets forth information regarding equity plan awards and non-equity incentive plan awards by us to our NEOs in 2008.

Grants of Plan-Based Awards

									All
									Other
									Stock
									Awards:		Exercise	Grant Date
									Number	All Other	or	Fair
									of	Options	Base	Value
									Shares	Awards:	Price	of Stock
									of	Number of	of	and
			Estimated Future Payouts Under			Estimated Future Payouts			Stock or	Securities	Option	Option
			Non-Equity Incentive			Under Equity Incentive			Units	Underlying	Awards	Awards
Name	Grant Date		Plan Awards(1)			Plan Awards			(2)	Option(3)	($/Sh)(4)	(5)
			Threshold	Target	Maximum	Threshold	Target	Maximum
			($)	($)	($)	(#)	(#)	(#)

Larry D. Young			225,000	900,000	1,350,000
	5/7/2008								94,637			2,399,994
	5/7/2008	(6)							55,734			1,421,217
	5/7/2008									315,457	25.36	2,328,073
John O. Stewart			102,500	410,000	615,000
	5/7/2008								23,659			599,992
	5/7/2008	(6)							17,599			448,775
	5/7/2008									76,892	25.36	567,463
Rodger L. Collins			78,169	312,676	469,015
	5/7/2008								16,561			419,987
	5/7/2008	(6)							5,539			141,245
	5/7/2008									54,022	25.36	398,682
James J. Johnston			76,651	306,603	459,904
	5/7/2008								16,561			419,987
	5/7/2008	(6)							18,381			468,716
	5/7/2008									54,022	25.36	398,682
Lawrence N. Solomon			70,688	282,750	424,126
	5/7/2008								15,772			399,978
	5/7/2008	(6)							32,967			840,659
	5/7/2008									51,261	25.36	378,306

(1)	The amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column represent the potential payouts of annual cash incentive awards granted to our NEOs in fiscal year 2008 under the Annual Incentive Plan subject to the achievement of certain performance measures. The actual amount of the awards made to the NEOs and paid in cash is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)	Represents the number of shares subject to restricted stock unit awards made in 2008 under the 2008 Stock Plan. All of these awards vest on May 7, 2011, contingent on the NEO continuing his employment with the Company through that date.

(3)	Represents the number of shares subject to stock option grants made in 2008 under the Omnibus Stock Incentive Plan of 2008. All options granted in 2008 to NEOs have a term of ten years from the grant date and vest one-third on the first, second and third anniversaries of the grant date, contingent on the NEO continuing his employment with the Company through each date.

(4)	The exercise price for the option awards, which were determined based on the volume weighted average share price of a share of our common stock on the date of grant.

(5)	Represents the grant date fair value of the equity incentive plan awards, which generally reflects the amount we would expense in our financial statements in accordance SFAS 123R over the award’s vesting schedule, and does not correspond to the actual value that may be realized by or paid to the NEOs.

(6)	Represents restricted stock unit awards under the Legacy Bonus Share Retention Plan, the Legacy Long-term Incentive Plan and the Legacy International Share Award Plan, which resulted from the conversion of certain Cadbury equity plans into DPS plans that occurred on May 7, 2008. See discussion under “Prior Awards under Cadbury” on page 27 of this Proxy Statement. Details of these awards by plan can be found on the “Options Exercises and Stock Vested” table on page 33 of this Proxy Statement.

Outstanding Equity Awards

The following table sets forth information regarding exercisable and unexercisable stock options and vested and unvested equity awards held by each NEO as of December 31, 2008. All such awards relate to shares of our common stock.
Outstanding Equity Awards at Fiscal Year End

		Option Award					Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
									Plan	Market
				Equity			Number		Awards:	or
				Incentive			of	Market	Number of	Payout of
				Plan Awards			Shares	Value of	Unearned	Unearned
				Number of			or	Shares or	Shares,	Shares,
		Number of	Number of	Securities			Units of	Units of	Units or	Units or
		Securities	Securities	Underlying			Stock	Stock	Other	Other
		Underlying	Underlying	Unexercised	Option		That	That	Rights	Rights
		Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	That Have	That Have
		Options (#)	Options (#)	Options (#)	Price	Expiration	Vested	Vested ($)	Not Vested	Not Vested
Name	Grant Date	Exercisable	Unexercisable	Unexercisable	($)	Date	(#)	(1)	(#)	($)

Larry D. Young	5/7/2008		315,457		25.36	5/7/2018
	5/7/2008						94,637	1,537,851
John O. Stewart	5/7/2008		76,892		25.36	5/7/2018
	5/7/2008						23,659	384,459
Rodger L. Collins	5/7/2008		54,022		25.36	5/7/2018
	5/7/2008						16,561	269,116
James J. Johnston	5/7/2008		54,022		25.36	5/7/2018
	5/7/2008						16,561	269,116
Lawrence N. Solomon	5/7/2008		51,261		25.36	5/7/2018
	5/7/2008						15,772	256,295

(1)	Determined by multiplying the total number of shares or other rights awarded under an equity incentive plan that have not vested times the closing price of $16.25 of a share of our common on the New York Stock Exchange on December 31, 2008.

Option Exercises and Stock Vested

The following table sets forth information regarding shares of our common stock acquired in 2008 by each NEO upon the exercise of stock options and vesting of stock awards during 2008.

Options Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares
	Acquired on	Value Realized on	Number of Shares	Value Realized on
Name	Exercise (#)	Exercise ($)	Acquired on Vesting (#)(1)	Vesting ($)(2)

Larry D. Young	—	—	55,734	1,421,217
John O. Stewart	—	—	17,599	448,775
Rodger L. Collins	—	—	5,539	141,245
James J. Johnston	—	—	18,381	468,716
Lawrence N. Solomon	—	—	32,967	840,659

(1)	As discussed in “Prior Awards under Cadbury” on page 27 of this Proxy Statement certain of our executives participated in long-term incentive programs sponsored by Cadbury. In connection with the spin-off from Cadbury these awards were converted to our shares and transferred to one of three separate plans that we established on the date of the spin-off from Cadbury — Legacy International Share Award Plan, Legacy Long-Term Incentive Plan and Legacy Bonus Share Retention Plan (collectively, the “Legacy Plans”). These awards vested on separation and are not forfeitable and have been included in the “Option Exercises and Vested” table. The following summarizes the awards made to our NEO’s under each of the Legacy Plans and the dates shares have been or are to be released:

Plan	Participant	Shares	Release Date(s)

Legacy International Share Award Plan
	Mr. Stewart	8,794	4,397 on November 1, 2008
			4,397 on November 1, 2009
	Mr. Collins	1,086	June 2, 2009
Legacy Long-Term Incentive Plan
	Mr. Young	19,204	11,077 on March 4, 2009
			8,127 on March 4, 2010
	Mr. Stewart	6,723	2,603 on March 4, 2009
			4,120 on March 4, 2010
	Mr. Johnston	10,447	6,026 on March 4, 2009
			4,421 on March 4, 2010
	Mr. Solomon	9,215	5,317 on March 4, 2009
			3,898 on March 4, 2010
Legacy Bonus Share Retention Plan
	Mr. Young	36,530	March 4, 2010
	Mr. Stewart	2,082	March 4, 2010
	Mr. Collins	4,453	March 4, 2010
	Mr. Johnston	7,934	4,318 on March 4, 2009
			3,616 on March 4, 2010
	Mr. Solomon	23,752	14,176 on March 4, 2009
			9,576 on March 4, 2010

(2)	The amounts reported in the Value Realized on Vesting column are calculated by multiplying the closing price of a share of our common stock on the New York Stock Exchange on May 7, 2008 of $25.50 by the number of shares of our common stock acquired upon vesting.

Pension Benefits

The following table sets forth information regarding pension benefits accrued by each NEO under our defined benefit plans and supplemental contractual arrangements for 2008.

Pension Benefits

			Present Value
		Number of Years	of	Payments
		of Credited Service	Accumulated	During Last
Name	Plan Name	(#)	Benefit ($)(1)	Fiscal Year ($)

Larry D. Young	Personal Pension Account Plan	2.67	31,643	—
	Pension Equalization Plan	2.67	233,188	—
John O. Stewart	Personal Pension Account Plan	2.15	13,812	—
	Pension Equalization Plan	2.15	85,320	—
James J. Johnston	Personal Pension Account Plan	16.09	241,644	—
	Pension Equalization Plan	16.09	295,670	—
Lawrence N. Solomon	Personal Pension Account Plan	23.50	211,981	—
	Pension Equalization Plan	23.50	336,509	—
	SRIBP(2)	23.50	159,648	—

(1)	The actuarial present value of benefits accumulated under the respective plans in accordance with the assumptions included in Note 15 to our Audited Consolidated Financial Statements for the fiscal year ended December 31, 2008. These amounts assume that each NEO retires at age 65. The discount rate used to determine the present value of accumulated benefits is 6.50%. The present values assume no pre-retirement mortality and utilize the RP2000 healthy white collar male and female tables, projected to calendar year 2015.

(2)	See footnote 5 to the “Summary Compensation Table” on page 30 of this Proxy Statement.

Personal Pension Account Plan

NEOs, other than Mr. Collins, are provided with retirement benefits under our personal pension account plan (the “PPA Plan”), a tax-qualified defined benefit pension plan covering full-time and part-time employees with at least one year of service who were actively employed (other than bottling group employees) as of December 31, 2006. The PPA Plan was closed to employees who were hired after December 31, 2006. Further, as of December 31, 2008, all future accruals to the plan have been frozen.

The PPA Plan provides a retirement benefit to participants based on a percentage of the participant’s annual compensation (which includes base salary and annual incentive award). The percentage, which is based on age and years of service, varies as follows:

	Age/Service Credit Percentage
	Compensation		Compensation
	up to		over
	Taxable Wage		Taxable Wage
Age Plus Years of Service	Base		Base

Less than 35	2	3/4%	5	1/2%
35 but less than 45	3	3/4%	7	1/2%
45 but less than 55	4	1/2%	9%
55 but less than 65	6%		11%
65 but less than 75	8%		13%
75 or more	10%		15%

Participants fully vest in their retirement benefits after three years of service or upon attaining age 65. Participants are also eligible for early retirement benefits if they separate from service on or after attaining age 55 with 10 years of service. Participants who leave the Company before they are fully vested in their retirement benefits forfeit their accrued benefit under the PPA Plan.

The Code places limitations on compensation and pension benefits for tax-qualified defined benefit plans such as the PPA Plan. We have established a non-qualified supplemental defined benefit pension program (our pension equalization plan), as discussed below, to restore some of the pension benefits limited by the Code.

Pension Equalization Plan

We sponsor a pension equalization plan (the “PEP”), an unfunded, non-tax qualified excess defined benefit plan covering key employees who were actively employed as of December 31, 2006 and whose base salary exceeded certain statutory limits imposed by the Code. As with the PPA Plan, the PEP was closed to employees who were hired after December 31, 2006 and future accruals were frozen as of December 31, 2008.

The purpose of the PEP is to restore to PEP participants any PPA Plan benefits that are limited by statutory restrictions imposed by the Code that are taken into consideration when determining their PPA Plan benefits. Participants fully vest in their benefits under the PEP after three years of service. Participants who voluntarily resign from service before they are vested in their benefits under the PEP forfeit their unvested accrued benefit. Participants who are terminated without “cause” or resign for “good reason” are entitled to have their unvested accrued benefits under the PEP automatically vested.

In addition, pursuant to the terms of the executive employment agreements, if a NEO is terminated without “cause” or resigns for “good reason” and is not vested in his accrued benefit under the PPA Plan, such NEO will be entitled to have his accrued and unvested benefits under the PPA Plan paid under the PEP. As of December 31, 2008, Mr. Young and Mr. Stewart have not vested in their accrued benefits under the PPA Plan. Mr. Johnston and Mr. Solomon are fully vested in their accrued benefits under the PPA Plan. Since Mr. Collins is not a participant in the PPA Plan, he receives no benefits under the PEP.

Deferred Compensation

Savings Incentive Plan

We sponsor a savings incentive plan (the “SIP”), a tax-qualified 401(k) defined contribution plan. The plan permits participants to contribute up to 75% of their base salary in the SIP within certain statutory limitations under the Code and we match 100% of the first 4% of base salary, on a per paycheck basis, that is deferred to the SIP by a participant. Employees participating in the SIP are always fully vested in their, as well as our, contributions to the plan. Participants self-direct the investment of their account balances among various mutual funds.

Also as part of the SIP, we offer an enhanced defined contribution component (the “EDC’) on a tax-qualified basis to the SIP plan account. The EDC provides a contribution equal to 3% of eligible compensation to individual accounts annually. EDC contributions are 100% vested after three year of service with the Company. Mr. Collins was the only NEO participating in the EDC in 2008.

Supplemental Savings Plan

The only nonqualified deferred compensation plan sponsored by the Company in 2008 for NEOs is the supplemental savings plan (the “SSP”), a non-tax qualified defined contribution plan. The SSP is for employees who are actively enrolled in the SIP and whose deferrals under the SIP are limited by Code compensation limitations. Employees may elect to defer up to 75% of their base salary over the Code compensation limit to the SSP, and we match 100% of the first 4% of base salary, on a per paycheck basis, that is contributed by these employees. Employees participating in the SSP are always fully vested in their, as well as our, contributions to the plan. Participants self-direct the investment of their account balances among various mutual funds.

Also as part of the SSP, we offer an enhanced defined contribution component (the “Non-qualified EDC”) on a non-tax qualified basis to the SSP plan account. The Non-qualified EDC provides a contribution equal to 3% of eligible compensation over statutory pay limits to individual accounts annually. The Non-qualified EDC contributions are 100% vested after three year of service with the Company or prior affiliates. Mr. Collins was the only NEO participating in the non-qualified EDC in 2008.

The SSP also offers our executive officers the opportunity to defer up to 100% of their annual bonus. Participants will make yearly elections on payout options of bonus deferrals under the plan. Vesting is immediate and the participant has multiple distribution options available during each annual enrollment period. Participants self-direct the investment of their account balances among various mutual funds.

The following table sets forth information regarding the nonqualified deferred compensation under the SSP for each NEO in 2008.

Nonqualified Defined Contribution and Other Deferred Compensation Plans

	Executive	Registrant
	Contributions in	Contributions	Aggregate	Aggregate	Aggregate
	Last Fiscal Year	in Last	Earnings in Last	Withdrawals/	Balance at
Name	($)(1)	Fiscal Year ($)(2)	Fiscal Year ($)(3)	Distributions ($)	Last FYE ($)

Larry D. Young	76,477	25,492	(40,504)	—	133,294
John O. Stewart	209,351	11,165	(87,383)	—	292,460
Rodger L. Collins	20,015	8,898	(7,130)	—	43,470
James J. Johnston	20,198	8,977	(26,784)	—	75,495
Lawrence N. Solomon	10,048	8,038	(15,544)	—	44,826

(1)	Aggregate amount of contributions made by our NEOs to the Supplemental Savings Plan in fiscal year 2008.

(2)	Aggregate amount of the Company’s contributions to the NEOs’ accounts under the Supplemental Savings Plan in fiscal year 2008.

(3)	Aggregate amount of interest or other earnings credited to the NEOs’ accounts under the Supplemental Savings Plan in fiscal year 2008.

Executive Employment Agreements and Letters of Understanding

We have entered into executive employment agreements with each of Mr. Young, Mr. Stewart and Mr. Solomon and into letters of understanding with Mr. Collins and Mr. Johnston. The current executive employment agreements each have a term of 10 years. The letters of understanding have no term. In addition to setting forth their basic duties, the executive employment agreements and letters of understanding provide the NEOs with a base salary and entitle them to participate in the Annual Incentive Plan and other applicable employee compensation and benefit plans and programs.

In the event we terminate Mr. Young’s employment “without cause” or he resigns for “good reason” during the employment term, he is entitled to the equivalent of 4 times base salary made up as follows:

(1) salary continuation for up to 12 months equal to his annual base salary and his target award under the Annual Incentive Plan (subject to mitigation for new employment);

(2) a lump sum salary payment equal to 12 months of his annual base salary;

(3) a lump sum cash payment equal to 100% of his target award under the Annual Incentive Plan; and

(4) a lump sum cash payment equal to his Annual Incentive Plan payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

In addition, Mr. Young will continue to receive medical, dental and vision benefits until other employment is obtained, but not to exceed the salary continuation period.

In the event we terminate Mr. Stewart’s employment “without cause” or he resigns for “good reason” during the employment term, he is entitled to the equivalent of approximately 3.5 times base salary made up as follows:

(1) salary continuation for up to 12 months equal to his annual base salary and his target award under the Annual Incentive Plan (subject to mitigation for new employment);

(2) a lump sum salary payment equal to 12 months of his annual base salary;

(3) a lump sum cash payment equal to 100% of his target award under the Annual Incentive Plan; and

(4) a lump sum cash payment equal to his Annual Incentive Plan payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

In addition, Mr. Stewart will continue to receive medical, dental and vision benefits until other employment is obtained, but not to exceed the salary continuation period.

In the event we terminate Mr. Solomon’s employment “without cause” or he resigns for “good reason” during the employment term, he is entitled to the equivalent of approximately 2.5 times base salary made up as follows:

(1) salary continuation for up to nine months equal to his annual base salary and 75% of his target award under the Annual Incentive Plan (subject to mitigation for new employment);

(2) a lump sum salary payment equal to nine months of his annual base salary;

(3) a lump sum cash payment equal to 75% of his target award under the Annual Incentive Plan; and

(4) a lump sum cash payment equal to his Annual Incentive Plan payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

In addition, Mr. Solomon will continue to receive medical, dental and vision benefits until other employment is obtained, but not to exceed the salary continuation period.

Under the executive employment agreements, generally, (A) “cause” is defined as termination of the NEO’s employment for his: (1) willful failure to substantially perform his duties; (2) breach of a duty of loyalty toward the company; (3) commission of an act of dishonesty toward the company, theft of our corporate property, or usurpation of our corporate opportunities; (4) unethical business conduct including any violation of law connected with the NEO’s employment; or (5) conviction of any felony involving dishonest or immoral conduct and (B) “good reason” is defined as a resignation by the NEO for any of the following reasons: (1) our failure to perform any of our material obligations under the employment agreement; (2) a relocation by us of the NEO’s principal place of employment to a site outside a 50 mile radius of the current site of the principal place of employment; or (3) the failure by a successor acquirer to assume the employment agreement.

In the event Mr. Collins’ or Mr. Johnston’s employment is involuntarily terminated, they are entitled to receive severance benefits under our Severance Pay Plan for Salaried for Employees (“Severance Pay Plan”), which benefits include:

(1) a lump sum severance payment equal to 3.5 times their annual base salary; and

(2) a lump sum payment equal to their Annual Incentive Plan payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

Neither Mr. Collins, nor Mr. Johnston, would be eligible under the Severance Pay Plan, if either were terminated (i) for cause, (ii) because of inadequate or unsatisfactory performance, (iii) as the result of misconduct (including mismanagement of a position of employment by action or inaction, neglect that jeopardizes the life or property of another, intentional wrongdoing or malfeasance, intentional violation of a law, or violation of a policy or rule adopted to ensure the orderly work and the safety of employees), (iv) for gross neglect in job performance or (v) because his position is eliminated and he refuses to accept another position, with generally comparable base salary and incentive compensation, that is located no more than 50 miles from their former office, or it does not cause a significant detrimental impact to the executives that commute. (These items are hereinafter referred to as “Disqualifying Conditions”.)

Under the executive employment agreements and the Severance Pay Plan, the NEOs are also entitled to outplacement services and certain payments under the qualified and non-qualified pension plans. See discussion of pension benefits to be paid under the PPA Plan under “Pension Benefits — Personal Pension Account Plan” on page 35 of this Proxy Statement and the PEP under “Pension Benefits — Pension Equalization Plan” on page 36 of this Proxy Statement.

The executive employment agreements include non-competition and non-solicitation provisions. As required by the letter of understanding, Mr. Collins and Mr. Johnston have also signed non-compete agreements. These provisions state that the NEO will not, for a period of one year after termination of employment, become engaged with companies that are in competition with us, including but not limited to a predetermined list of companies. Also, the NEO agrees for a period of one year after termination of employment not to solicit or attempt to entice away any of our employees or customers.

Post-Termination Compensation

The Compensation Committee believes that severance benefits and/or change of control benefits are necessary in order to attract and retain the caliber and quality of executive that we need in its most senior positions. The levels of payments and benefits available upon termination were set to be comparable to those provided within our peer group.

The executive employment agreements of Mr. Young, Mr. Stewart and Mr. Solomon provide that severance payments occur and salary and benefits continue if termination of employment occurs without “cause” or if the executive leaves for “good reason”.

Effective in 2009, Mr. Young, Mr. Collins and Mr. Johnston will participate in a change in control severance plan, which will provide additional benefits in the event of a change in control of the Company. The Compensation Committee approved a Change in Control Severance Plan in February 2009. The Change in Control Severance Plan generally provides that a payment will be made to a plan participant if there is a change in control of the Company and, within two years after the change in control, the participant is terminated or voluntarily terminates under certain adverse circumstances, including a significant adverse change in responsibilities of his position. In such event, Mr. Young, as Chief Executive Officer, is entitled to a payment equal to three (3) times the sum of his base salary, plus his annual bonus; and Mr. Collins and Mr. Johnston would each be entitled to a payment equal to two and one-half (2.5) times the sum of their respective base salary, plus their respective annual bonus. In addition, plan participants also receive other benefits, including benefit continuation for the number of years equal to their payment multiplier, payment of unvested and vested qualified and non-qualified pension benefits and outplacement services.

Additional information regarding the severance payments, including a definition of key terms and a quantification of benefits that would have been received by our NEOs had termination occurred on December 31, 2008, is listed below.

Potential Payments upon Certain Terminations of Employment or Change-in-Control

The following tables below outline the potential payments to Mr. Young, Mr. Stewart, Mr. Collins, Mr. Johnston and Mr. Solomon upon the occurrence of various termination events, including “termination for cause” or “not for good reason,” “termination without cause” or “for good reason” or termination due to death or disability or “voluntary termination” or “with Disqualifying Conditions.” Also, the table reflects potential payments related to change-in-control. The following assumptions apply with respect to the tables below and any termination of employment of a NEO:

•	The tables include estimates of amounts that would have been paid to: (i) Mr. Young, Mr. Stewart and Mr. Solomon assuming a termination event occurred on December 31, 2008 and (ii) Mr. Collins and Mr. Johnston in the event they terminate their employment voluntarily or with Disqualifying Conditions or their employment is terminated involuntarily without Disqualifying Conditions on December 31, 2008. The employment of these NEOs did not actually terminate on December 31, 2008, and as a result, these NEOs did not receive any of the amounts shown in the tables below. The actual amounts to be paid to a NEO in connection with a termination event can only be determined at the time of such termination event.

•	The tables assume that the price of a share of our common stock is $16.25 per share, the closing market price per share on December 31, 2008.

•	Each NEO is entitled to receive amounts earned during the term of his employment regardless of the manner of termination. These amounts include accrued base salary, accrued vacation time and other employee benefits to which the NEO was entitled on the date of termination, and are not shown in the tables below.

•	For purposes of the tables below, the specific definitions of “cause” and “good reason” are defined in the executive employment agreements for Messrs. Young, Stewart and Solomon and are described in the section entitled “Employment Agreements and Letters of Understanding.”

•	To receive the benefits under the executive employment agreements, Mr. Young, Mr. Stewart and Mr. Solomon are each respectively required to provide a general release of claims against us and our affiliates. The benefits are also subject to mitigation for new employment. In addition, if Mr. Young, Mr. Stewart or Mr. Solomon receives severance payments under his executive employment agreement, he will not be entitled to receive any severance benefits under our Severance Pay Plan.

•	The table is as of December 31, 2008 and does not reflect any potential payments under the Change in Control Severance Plan that went into effect in February 2009.

		Termination
		for Cause			Termination
		or Not for			Without Cause
		Good			or for	Change in
Name	Compensation Element	Reason	Death	Disability	Good Reason	Control

Larry D. Young	Salary Continuation Payments(1)	—	—	—	$1,800,000	—
	Lump Sum Salary Payments(2)	—	—	—	900,000	—
	Lump Sum Target Award Annual Incentive Plan Payment(3)	—	—	—	900,000	—
	Lump Sum 2008 Annual Incentive Plan Payment(4)	—	$900,000	$900,000	512,550	—
	Medical, Dental and Vision Benefits Continuation(5)	—	—	—	18,143	—
	Unvested Accrued Pension Benefit(6)	—	—	—	229,831	—
	Outplacement Services	—	—	—	75,000	—
	Accelerated Equity Payments
	Restricted Stock Units(7)	—	1,537,851	338,455	1,537,851	$1,537,851
	Stock Options(8)	—	—	—	—	—

	TOTAL	—	$2,437,851	$1,238,455	$5,973,375	$1,537,851

John O. Stewart	Salary Continuation Payments(1)	—	—	—	$922,500	—
	Lump Sum Salary Payments(2)	—	—	—	512,500	—
	Lump Sum Target Award Annual Incentive Plan Payment(3)	—	—	—	410,000	—
	Lump Sum 2008 Annual Incentive Plan Payment(4)	—	$410,000	$410,000	233,495	—
	Medical, Dental and Vision Benefits Continuation(5)	—	—	—	11,454	—
	Unvested Accrued Pension Benefit(6)	—	—	—	94,132	—
	Outplacement Services	—	—	—	7,250	—
	Accelerated Equity Payments
	Restricted Stock Units(7)	—	384,459	84,614	384,459	$384,459
	Stock Options(8)	—	—	—	—	—

	TOTAL	—	$794,459	$494,614	$2,575,790	$384,459

		Voluntary			Involuntary
		Termination			Termination
		or With			Without
		Disqualifying			Disqualifying	Change in
Name	Compensation Element	Conditions	Death	Disability	Conditions	Control

Rodger L. Collins	Salary Continuation Payments	—	—	—	—	—
	Lump Sum Cash Payments(2)	—	—	—	$1,785,000	—
	Lump Sum Target Award Annual Incentive Plan Payment	—	—	—	—	—
	Lump Sum 2008 Annual Incentive Plan Payment(4)	—	$312,676	$312,676	178,069	—
	Medical, Dental and Vision Benefits Continuation	—	—	—	—	—
	Unvested Accrued Pension Benefit	—	—	—	—	—
	Outplacement Services	—	—	—	7,250	—
	Accelerated Equity Payments
	Restricted Stock Units(7)	—	269,116	59,215	269,116	$269,116
	Stock Options(8)	—	—	—	—	—

	TOTAL	—	$581,792	$371,891	$2,239,435	$269,116

James J. Johnston	Salary Continuation Payments	—	—	—	—	—
	Lump Sum Cash Payments(2)	—	—	—	$1,750,000	—
	Lump Sum Target Award Annual Incentive Plan Payment	—	—	—	—	—
	Lump Sum 2008 Annual Incentive Plan Payment(4)	—	$306,603	$306,603	174,610	—
	Medical, Dental and Vision Benefits Continuation	—	—	—	—	—
	Unvested Accrued Pension Benefit	—	—	—	—	—
	Outplacement Services	—	—	—	7,250	—
	Accelerated Equity Payments
	Restricted Stock Units(7)	—	269,116	59,215	269,116	$269,116
	Stock Options(8)	—	—	—	—	—

	TOTAL	—	$575,719	$365,818	$2,200,976	$269,116

					Termination
		Termination			Without
		for Cause			Cause
		or Not for			Or for
		Good			Good	Change in
Name	Compensation Element	Reason	Death	Disability	Reason	Control

Lawrence N. Solomon	Salary Continuation Payments(1)	—	—	—	$538,313	—
	Lump Sum Salary Payments(2)	—	—	—	326,250	—
	Lump Sum Target Award Annual Incentive Plan Payment(3)	—	—	—	212,063	—
	Lump Sum 2008 Annual Incentive Plan Payment(4)	—	$282,750	$282,750	161,026	—
	Medical, Dental and Vision Benefits Continuation(5)	—	—	—	20,857	—
	Unvested Accrued Pension Benefit(6)	—	—	—	—	—
	Outplacement Services	—	—	—	7,250	—
	Relocation Benefit(9)	—	—	—	80,683	—
	Accelerated Equity Payments
	Restricted Stock Units(7)	—	256,295	56,404	256,295	$256,295
	Stock Options(8)	—	—	—	—	—

	TOTAL	—	$539,045	$339,154	$1,602,737	$256,925

(1)	The amounts shown represent salary continuation in an amount equal to (x) annual base salary and (y) target award under the Annual Incentive Plan. The amounts shown represent 100% for Mr. Young and 100% for Mr. Stewart and 75% for Mr. Solomon, in each case, according to the terms of their respective executive employment agreements.

(2)	The amounts shown represent lump sum cash payments equal 100% of the annual base salary for Mr. Young, 100% of the annual base salary for Mr. Stewart, 350% of the annual base salary for Mr. Collins and Mr. Johnston and 75% of the annual base salary for Mr. Solomon.

(3)	The amounts shown represent lump sum payments under the Annual Incentive Plan equal to 100% of the target award for Mr. Young, 100% of the target award for Mr. Stewart and 75% of the target award for Mr. Solomon.

(4)	The amounts shown under the “Death” and “Disability” columns represent each NEO’s target award under the Annual Incentive Plan, pro-rated through the assumed employment termination date. The amounts shown under the “Termination Without Cause or for Good Reason” column represent lump sum cash payments equal to each NEO’s 2008 Annual Incentive Plan payment, pro-rated through the assumed employment termination date and based on the actual performance targets achieved for the year in which such assumed termination of employment occurred.

(5)	The amounts shown represent the combined cash value of benefits continuation over the salary continuation period.

(6)	The amounts shown represent unvested accrued benefits under our PPA Plan and PEP to be paid to the NEO under the PEP.

(7)	The amounts shown represent the value of unvested restricted stock unit awards under the 2008 Stock Plan, pro-rated through the employment termination date in the case of “Disability.”

(8)	The amounts shown represent the value of the unvested stock options as of December 31, 2008. These stock options remain exercisable for 90 days from the employment termination date.

(9)	The amount shown represents the value of the reasonable expenses associated with Mr. Solomon’s return to South Africa in the event of the involuntary termination of his employment.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

The following table summarizes certain information related to our stock option plans as of December 31, 2008.

EQUITY COMPENSATION PLAN INFORMATION

Number of
Securities
Remaining
	Number of		Available for
	Securities to be		Future Issuance
	Issued Upon		under Equity
	Exercise of	Weighted Average	Compensation
	Outstanding	Exercise Price of	Plans (Excluding
	Options,	Outstanding	Securities
	Warrants and	Options, Warrants	Reflected in Initial
Plan Category	Rights	and Rights	Column)

Equity Compensation Plans approved by stockholders
2008 Stock Plan (1)	2,188,228	$25.08	6,811,772
Legacy Plans(2)	498,511	—	—
Equity Compensation Plans not approved by stockholders	—	—	—

Total	2,686,739	$20.61	6,811,772

(1)	Represents 1,028,609 restricted stock units that have been issued and 1,159,619 stock options that have been granted under the 2008 Stock Plan. The stock options have a weighted average contractual term of 9.36 years.

(2)	These plans consist of the Legacy International Share Award Plan, Legacy Long-Term Incentive Plan and Legacy Bonus Share Retention Plan. See discussion under “Compensation Discussion and Analysis — Long-Term Incentive Awards — Prior Awards under Cadbury” on page 27 of this Proxy Statement.

Tax Deductibility Policy

The Compensation Committee considers the deductibility of compensation for federal income tax purposes in the design of our programs. Currently, except for restricted stock units that vest solely over time, all of the incentive compensation paid to our NEOs for 2008 qualifies as “performance-based compensation” and, thus, is fully deductible by the Company for federal income tax purposes. While we generally seek to ensure the deductibility of the incentive compensation paid to our NEOs, the Compensation Committee intends to retain the flexibility necessary to provide cash and equity compensation in line with competitive practice, our compensation philosophy, and the best interests of our stockholders, even if these amounts are not fully tax deductible.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board was comprised of Mr. Martin, Ms. Patsley and Mr. Adams during fiscal year 2008. All of such Audit Committee members are independent as defined in the current New York Stock Exchange listing standards. The Audit Committee has adopted a written charter which was approved by our Board on April 24, 2008. The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements and management’s evaluation and assessment of the effectiveness of internal control over financial reporting. Deloitte & Touche, LLP (Deloitte), our independent registered public accounting firm for fiscal year 2008, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with Deloitte the financial statement audit and all other matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication With Audit Committees). Deloitte has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, as amended (Independence Discussions With Audit Committees), and the Audit Committee discussed Deloitte’s independence with Deloitte. The Audit Committee also concluded that Deloitte’s provision of non-audit services is compatible with Deloitte’s independence.

Based on the considerations referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for fiscal year ending December 31, 2008 and that Deloitte be appointed our independent registered public accounting firm for the fiscal year ending December 31, 2009.

Submitted by the
Audit Committee of our Board:

Terence D. Martin (Chairman)
John L. Adams
Pamela H. Patsley

THE ABOVE REPORTS OF THE COMPENSATION COMMITTEE AND AUDIT COMMITTEE WILL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH OR INCORPORATED BY REFERENCE INTO ANY FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE SUCH REPORT OR GRAPH BY REFERENCE.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2008, the Compensation Committee was composed of Jack L. Stahl, Ronald G. Rogers and M. Anne Szostak. No member of the Compensation Committee was an officer or employee of ours or any of our subsidiaries. None of our executive officers served on our Board or on the compensation committee of any other entity, for which any officers of such other entity served either on our Board or on our Compensation Committee. For information on insider participation, see “Certain Transactions.”

CERTAIN TRANSACTIONS

All new or continuing related party transactions will be reviewed by our Board, the Corporate Governance and Nominating Committee or the Compensation Committee, as appropriate, to ensure the transactions are fair to us.

Michael F. Weinstein is co-founder of INOV8 Beverage Company LLC, and through one of its subsidiaries has developed the energy drink HYDRIVE. The Company distributes HYDRIVE and owns a minority interest in this subsidiary. In fiscal year 2008, the Company paid the subsidiary in excess of $1.6 million for product, which the Company resold. As a result of this relationship, Mr. Weinstein will not be an independent director and will not serve on any committee, which requires independent directors.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE STOCKHOLDERS

If you have consented to the delivery of only one Notice, Annual Report or set of proxy materials, as applicable, to multiple Dr Pepper Snapple Group, Inc. stockholders who share your address, then only one Notice, Annual Report or set of proxy materials, as applicable, is being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the Notice, Annual Report or set of proxy materials, as applicable, to any stockholder at your address. If you wish to receive a separate copy of the Notice, Annual Report or set of proxy materials, as applicable, you may call us at (972) 673-7000 (please ask for Investor Relations) or write to us at Dr Pepper Snapple Group, Inc., Attn: Investor Relations, 5301 Legacy Drive, Plano, Texas 75024. Stockholders sharing an address who now receive multiple copies of the Notice, Annual Report or set of proxy materials, as applicable, may request delivery of a single copy by calling us at the above number or writing to us at the above address.

STOCKHOLDERS PROPOSALS FOR 2009 ANNUAL MEETING

We currently expect to hold our annual meeting after the fiscal year ending December 31, 2009 (“2009 Annual Meeting”) on or around May 20, 2010, and mail the Proxy Statement for that meeting in March 2010, subject to any changes we may make. If any of our stockholders intends to present a proposal for consideration at the 2009 Annual Meeting, including the nomination of directors, without inclusion of such proposal in the proxy statement and form of proxy, such stockholder must provide Notice to us of such proposal.

Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals will need to be received by us not later than December 4, 2009, in order to be eligible for inclusion in the proxy statement and form of proxy distributed by our Board with respect to the 2009 Annual Meeting. With respect to any notice of a proposal that a stockholder intends to present for consideration at the 2009 Annual Meeting, without inclusion of such proposal in the proxy statement and form of proxy, in accordance with Article II, Section 6(c) of our Bylaws, stockholder proposals will need to be received by us not sooner than January 19, 2010, but not later than February 18, 2010, in order to be presented at the 2009 Annual Meeting. Stockholder proposals must be sent to our principal executive offices, 5301 Legacy Drive, Plano, Texas 75024, Attention: James L. Baldwin, Jr., Corporate Secretary.

By Order of the Board of Directors

James L. Baldwin, Jr.
Corporate Secretary

March 30, 2009

APPENDIX A

Management Incentive Plan

DR PEPPER SNAPPLE GROUP, INC.

MANAGEMENT INCENTIVE PLAN

1. Plan.   This Dr Pepper Snapple Group, Inc. Management Incentive Plan (this “Plan”) was adopted by Dr Pepper Snapple Group, Inc., a Delaware corporation (the “Company”), to reward certain employees of the Company or its Subsidiaries by enabling them to receive performance-based cash compensation.

2. Objectives.  This Plan is designed to attract and retain employees of the Company and its Subsidiaries and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making cash awards under this Plan based on the achievement of certain performance goals. All awards payable under this Plan to Executive Officers are intended to be deductible by the Company under Section 162(m) (as such terms are defined below).

3. Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Authorized Officer” means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

“Award Agreement” means any written agreement (including in electronic form) between the Company and a Participant setting forth the terms, conditions and limitations applicable to a Performance Cash Award.

“Board” means the board of directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board, any successor committee thereto, such other committee of the Board as may be designated by the Board to administer this Plan including any subcommittee of the Board as designated by the Board.

“Disability” means permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or if there is no such plan applicable to the Participant, “Disability” means a determination of total disability by the Social Security Administration; provided that, in either case, the Participant’s condition also qualifies as a “disability” for purposes of Section 409A with respect to an Award subject to Section 409A.

“Disaffiliation” means the sale, spin-off, public offering or other transaction that affects the divestiture of the Company’s ownership of a Subsidiary or division of the Company.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee within the following six months.

“Executive Officer” means a “covered employee” within the meaning of Section 162(m)(3) or any other executive officer designated by the Committee for purposes of exempting compensation payable under this Plan from the deduction limitations of Section 162(m).

“Participant” means an Employee to whom a Performance Cash Award has been made under this Plan.

“Performance Cash Award” or “Award” means the grant of any award to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of this Plan, which award is subject to the attainment of one or more Performance Goals.

“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Cash Award shall be earned.

“Section 162(m)” means Section 162(m) of the Code and any Treasury Regulations and guidance promulgated thereunder.

“Section 409A” means Section 409A of the Code and any Treasury Regulations and guidance promulgated thereunder.

“Separation from Service,” with respect to Awards that are subject to Section 409A, means a Participant’s Termination of Employment with the Company and any of its Subsidiaries, other than by reason of death or Disability, that qualifies as a ‘separation from service’ for purposes of Section 409A. A Separation from Service will be deemed to occur where the Participant and the Company or its Subsidiary reasonably anticipate that the bona fide level of services the Participant will perform (whether as an employee or as an independent contractor) will be permanently reduced to a level that is [between 20 and 50 percent (20% and 50%)] of the average level of bona fide services the Participant performed during the immediately preceding 36 months (or the entire period the Participant has provided services if the Participant has been providing services to the Company and any of its Subsidiaries for less than 36 months).

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

“Termination of Employment” means the termination of a Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries. Unless otherwise determined by the Committee, if a Participant’s employment with the Company and its Subsidiaries terminates but such Participant continues to provide services to the Company and its Subsidiaries in a non-employee capacity, such change in status shall not be deemed a Termination of Employment. A Participant shall be deemed to incur a Termination of Employment in the event of the Disaffiliation of such Participant’s Subsidiary or division unless the Committee specifies otherwise. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries do not constitute a Termination of Employment. If an Award is subject to Section 409A, however, Termination of Employment for purposes of that Award shall mean the Participant’s Separation from Service.

4. Eligibility.  All Employees are eligible for Performance Cash Awards under this Plan in the sole discretion of the Committee.

5. Administration.

(a) Authority of the Committee.  This Plan shall be administered by the Committee, which shall have the powers vested in it by the terms of this Plan, such powers to include the authority (within the limitations described in this Plan):

•	to select the Employees to be granted Performance Cash Awards under this Plan;

•	to determine the terms of Performance Cash Awards to be made to each Participant;

•	to determine the time when Performance Cash Awards are to be granted and any conditions that must be satisfied before a Performance Cash Award is granted;

•	to establish objectives and conditions for earning Performance Cash Awards;

•	to determine the terms and conditions of Award Agreements (which shall not be inconsistent with this Plan) and who must sign each Award Agreement;

•	to determine whether the conditions for earning a Performance Cash Award have been met and whether a Performance Cash Award will be paid at the end of an applicable performance period;

•	except as otherwise provided in paragraph 10, to modify the terms of Performance Cash Awards made under this Plan;

•	to determine if, when and under what conditions payment of all or any part of a Performance Cash Award may be deferred;

•	to determine whether the amount or payment of a Performance Cash Award should be reduced or eliminated;

•	to determine the guidelines and/or procedures for the payment of Performance Cash Awards;

•	to determine whether a Performance Cash Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a Performance Cash Award granted to an Executive Officer should qualify as performance-based compensation;

•	to interpret and administer this Plan any instrument or agreement relating to, or Award made under this Plan;

•	to establish, amend, suspend, or waive such rules and guidelines;

•	to appoint such agents as it shall deem appropriate for the proper administration of this Plan; and

•	to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Performance Cash Award in the manner and to the extent the Committee deems necessary or desirable to further Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole discretion and shall be final, conclusive and binding on all parties concerned.

(b) Limitation of Liability.  No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

6. Delegation of Authority.  Except with respect to matters under Section 162(m) that are required to be determined or established by the Committee to qualify Performance Cash Awards to Executive Officers as qualified “performance-based compensation” the Committee may delegate to the Chief Executive Officer and to other senior officers of the Company or to such other committee of the Board its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.

7. Performance Cash Awards.

(a) The Committee shall determine the type or types of Performance Cash Awards to be made under this Plan and shall designate from time to time the Participants who are to be the recipients of such Performance Cash Awards. Each Performance Cash Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion. All or part of a Performance Cash Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries. Upon the termination of employment by a Participant, any deferred, unvested or unpaid Performance Cash Awards shall be treated as set forth in the applicable Award Agreement.

The terms, conditions and limitations applicable to any Performance Cash Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below. The Committee shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the amount of Performance Cash Awards that will be paid out to the Participant.

(i) Nonqualified Performance Cash Awards.  Performance Cash Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(ii) Qualified Performance Cash Awards.  Performance Cash Awards granted to Executive Officers under this Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) shall be paid on account of the attainment of one or more pre-established, objective Performance Goals established and administered by the Committee in accordance with Section 162(m) prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to an Executive Officer, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following and need not be the same for each Executive Officer:

•	revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•	expense measures (which include costs of goods sold, sales, general and administrative expenses and overhead costs);

•	operating measures (which include volume, margin, breakage and shrinkage, productivity and market share);

•	cash flow measures (which include net cash flow from operating activities and working capital);

•	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•	leverage measures (which include equity ratio and net debt);

•	market measures (including those relating to market price, stock price, total shareholder return and market capitalization measures);

•	return measures (which include return on equity, return on assets and return on invested capital);

•	corporate value measures (which include compliance, safety, environmental and personnel matters); and

•	other measures such as those relating to acquisitions, dispositions or customer satisfaction.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Committee or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and qualified Performance Cash Awards, it is the intent of this Plan to comply with Section 162(m), including, without limitation, Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Executive Officers and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to qualified Performance Cash Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any qualified Performance Cash Awards made pursuant to this Plan shall be determined by the Committee to the extent permitted under Section 162(m).

(b) The Committee shall adjust the Performance Goals (either up or down) and the level of the Performance Cash Award that a Participant may earn under this Plan, to the extent permitted pursuant to Section 162(m), if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, Performance Goals and Performance Cash Awards shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established. Further, in the event a period of service to which a Performance Goal relates is less than 12 months, the Committee shall have the right, in its sole discretion, to adjust the Performance Goals and the level of Performance Cash Award opportunity.

(c) Notwithstanding anything to the contrary contained in this Plan, the amount payable to a Participant under this Plan in respect of any one-year period shall not exceed $5,000,000.

8. Performance Cash Award Payment.

(a) General.  With the approval of the Committee and subject to paragraph 8(b), payment of Performance Cash Awards shall be made in the form of cash and shall be paid on March 15th of the year following the year in which Performance Goals are achieved. The payment of a Performance Cash Award may include such restrictions as the Committee shall determine.

(b) Deferral.  Amounts payable in respect of Performance Cash Awards may be deferred and paid in accordance with the terms of the Company’s Supplemental Savings Plan (or any successor plan), subject to the terms and conditions of such plan as it may be amended from time to time.

9. Taxes.  The Company shall have the right to deduct applicable taxes from any Performance Cash Award payment and withhold, at the time of delivery or vesting of cash under this Plan, an appropriate amount of cash for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

10. Amendment, Modification, Suspension or Termination.  The Board or the Committee may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any Participant under any Performance Cash Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements.

11. Assignability.  Unless otherwise determined by the Committee in the Award Agreement, no Performance Cash Award or any other benefit under this Plan shall be assignable or otherwise transferable. Any attempted assignment of a Performance Cash Award or any other benefit under this Plan in violation of this paragraph 11 shall be null and void.

12. Adjustments.  In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Performance Cash Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its sole discretion, (i) to provide for the substitution of a new Performance Cash Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for a Performance Cash Award or the assumption of the Performance Cash Award, (ii) to provide, prior to the transaction, for the acceleration of the vesting of the Performance Cash Award or (iii) to cancel any such Performance Cash Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion.

13. Unfunded Plan.  This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a Performance Cash Award of cash or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

14. Section 409A of the Code.  It is intended that the payment of Performance Cash Awards under this Plan shall satisfy the short-term deferral exclusion from Section 409A, unless deferred in accordance with paragraph 8(b) in which case the Performance Cash Award shall be subject to the terms of the Company’s Supplemental Savings Plan, which is designed to be in compliance with Section 409A.

15. Governing Law.  This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

16. No Right to Employment.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or any Subsidiary.

17. Tax Consequences.  Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to an Employee regarding the tax consequences of any Performance Cash Award received by an Employee under this Plan. Although the Company may endeavor to (i) qualify a Performance Cash Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment (e.g. under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or unavoidable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Performance Cash Awards under this Plan.

18. Successors.  All obligations of the Company under this Plan with respect to Performance Cash Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19. Effectiveness.  This Plan is effective          , 2009. This Plan shall continue in effect for a term of 10 years, unless sooner terminated by action of the Board.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer on the date first written above.

DR PEPPER SNAPPLE GROUP, INC.

By:

Title:

APPENDIX B

Audit Committee Charter

Dr Pepper Snapple Group, Inc.

Audit Committee Charter

Effective as of April 24, 2008

Purpose

The Audit Committee (the “Committee’) is established by the Board of Directors of Dr Pepper Snapple Group, Inc. and its subsidiaries (the “Company”) primarily for the purpose of overseeing the accounting and financial reporting processes of the Company, and audits of the financial statements of the Company.

The Committee is responsible for (A) assisting the Board’s oversight of (1) the quality and integrity of the Company’s financial statements and related disclosure, (2) the Company’s compliance with all legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditor, and (B) reviewing and approving an audit committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement or, if the Company does not file a proxy statement, in the Company’s Annual Report on Form 10-K filed with the SEC.

While the Committee has the responsibilities and powers set forth in this Charter, the responsibility of the Committee is oversight. It is not the responsibility of the Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and other applicable accounting principles and applicable rules and regulations. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with GAAP and applicable law and regulations and of the Company’s independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

Composition

1. Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Corporate Governance and Nominating Committee.

2. Qualifications.  All Committee members must be financially literate, as such qualification is determined by the Board in its judgment, and at least one member of the Committee shall be an “audit committee financial expert.” The Board shall make a good faith determination that each member of the Committee meets all applicable independence, financial literacy and other requirements of law, the SEC, the New York Stock Exchange (“NYSE”) and as set forth in the Company’s Corporate Governance Guidelines. The Board shall also designate one member of the Committee as an “audit Committee financial expert” as defined by the SEC. The Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

3. Chair.  The Chair of the Committee shall be appointed by the Board, upon the recommendation of the Corporate Governance and Nominating Committee.

4. Removal and Replacement.  The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Corporate Governance and Nominating Committee.

Operations

1. Meetings.  Committee meetings are generally held pursuant to a pre-determined schedule, with additional meetings scheduled as necessary. The length of Committee meetings, and the time devoted to each item on a meeting agenda, depends upon the number and the nature of the items to be discussed at the meeting. In general, directors who are not Committee members may attend meetings of the Committee, except when the Chair of the

Committee determines otherwise. The Committee shall meet separately, periodically (but at least annually), with management, the general counsel, the internal auditors and the independent auditor. In addition, the Committee may, if it deems necessary or appropriate, meet separately with the independent auditor at any meeting of the Committee at which the independent auditor is present. Minutes of the meetings of the Committee shall be maintained.

2. Quorum.  A majority of the total number of members constitutes a quorum of the Committee. A majority of the members of the Committee in attendance at a meeting, where a quorum is present, is empowered to act on behalf of the Committee, except as may be provided otherwise in this Charter. The Committee may delegate any of its responsibilities, as it deems appropriate, to a subcommittee composed of one or more members. Minutes will be kept of each meeting of the Committee.

3. Agenda.  The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee and the Board and senior management. Each member of the Board and members of senior management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

4. Report to Board.  The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings.

5. Action in lieu of a Meeting; Telephonic Participation.  Unless otherwise required by law or as provided by the By-Laws or the Certificate of Incorporation of the Company: (i) any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if all of the members of the Committee consent thereto (a) in writing or (b) by electronic transmission and such writings or transmissions are filed with the minutes, of the Committee; and (ii) members of the Committee may participate in a meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence at such a meeting. The Chair of the Committee shall determine whether participation in the meeting by teleconference or videoconference will be permitted.

6. Self Evaluation.  The Committee shall prepare and review with the Board an annual performance evaluation of the Committee. The evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate, with the oversight and assistance of the Corporate Governance and Nominating Committee.

7. Assessment of Charter.  The Committee shall review this Charter annually and recommend to the Board any improvements to this Charter that the Committee deems necessary or desirable.

Authority and Duties

In furtherance of the Committee’s purpose, and in addition to any other responsibilities which may be properly assigned by the Board from time to time hereunder, the Committee shall have the following authorities and duties:

Independent Auditor’s Qualifications and Independence

1. Sole authority for the appointment, retention, compensation, evaluation, oversight and termination of the work of the independent auditor of the Company (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

2. Sole authority to pre-approve all auditing services, internal control-related audit services and permitted non-audit services to be provided by the independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities and Exchange Act of 1934 (the “Exchange Act”) which shall be approved by the Audit Committee. The Committee may delegate to the Chair of the Committee the authority to pre-approve certain non-audit services, provided that the Chair shall present such approvals at the next regularly scheduled Committee meeting.

3. Review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

4. Obtain and review with the lead audit partner and a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor’s independence) all relationships between the independent auditor and the Company. The Committee shall, in addition to assuring the regular rotation of the lead (or coordinating) audit partner and the audit partner responsible for reviewing the audit, consider whether there should be regular rotation of the audit firm.

5. Determine the compensation payable to the independent auditor for the purpose of rendering or issuing an audit report or performing another audit, review or attest services for the Company, and to any advisors employed by the Committee.

6. Review the experience, qualifications and performance of the senior members of the independent auditor team.

7. Pre-approve the hiring of any employee or former employee of the independent auditor.

8. Regularly report its conclusions with respect to the independent auditor to the Board.

Financial Statements and Related Disclosure

1. Review the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” before the filing of the Company’s reports on Form 10-K and Form 10-Q.

2. Review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls and any significant deficiencies or material weaknesses in internal controls.

3. Review disclosures made by the Company’s Chief Executive Officer and Chief Financial Officer (“CFO”) during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal controls.

4. Review the Company’s policies with respect to risk assessment and risk management, including the identification of potential fraud risk, fraud protection and fraud detection methods.

5. Review with management and the independent auditors comment letters and other correspondence from the SEC or the NYSE or any other regulatory authority regarding material issues relating to the Company’s financial statements and responses of the Company to such comment letters and other correspondence.

6. Review with management earnings press releases before they are issued.

7. Review with management the nature of the financial information and earnings guidance provided to analysts and rating agencies.

8. Review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management’s response, and any significant disagreements with management.

9. Review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company’s disclosure controls and procedures.

10. Review with management and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company’s financial statements.

11. Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

12. Review with the independent auditor the matters required to be discussed by Statement on AU Section 380 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work and any restrictions on the scope of disagreements with management.

13. Review and approve the report required by the SEC to be included in the Company’s annual proxy statement.

Performance of the Internal Audit Function

1. Supervise directly the internal audit department in the conduct of its operational responsibilities, while ensuring the department reports administratively to the CFO or to a senior financial person designated by the CFO. Management shall obtain the Committee’s approval prior to the appointment, replacement, reassignment or dismissal of the principal internal auditor.

2. Review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed internal audits for the current year or such other period as the Committee shall determine. The Committee shall also review the internal audit function’s organization, responsibilities, plans, results, budget and staffing.

3. Review the regular internal reports to management prepared by the internal auditor and management’s response thereto.

Compliance with Legal and Regulatory Requirements

1. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies and internal controls.

2. Review with management and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

3. Review with the Company’s General Counsel the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review the legal and compliance function’s organization, responsibilities, plans, results, budget and staffing.

4. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

5. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6. Consider issues involving related person transactions and approve such transactions in accordance with the Company’s Related Person Transaction Policy.

7. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

8. Obtain reports from management, the internal auditor and the independent auditor regarding compliance with all applicable legal and regulatory requirements, including but not limited to the Foreign Corrupt Practices Act.

9. Establish, review and update periodically a Code of Business Conduct and Ethics (the “Code”) and ensure management has a system to enforce this Code. The Committee shall review the Company’s compliance with the Code.

10. Ensure that management has an appropriate review system in place to guarantee that the Company’s financial statements, reports and other financial information disseminated outside the Company meet appropriate legal requirements.

12. Review the Company’s compliance and securities trading policies to ensure that such policies meet the requirements of the SEC and the NYSE.

13. Conduct or authorize investigations into any matters within its scope of responsibilities.

14. Have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of counsel or other advisors, experts or consultants, as it deems appropriate, in its sole discretion, without seeking approval of the Board or management. The Company shall pay all fees and expenses for any such advisors retained by the Committee. With respect to consultants or search firms used to identify director candidates, the authority to retain, terminate and approve the fees and other retention terms of such firms shall be vested solely in the Committee.

The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.

APPENDIX C

Omnibus Stock Incentive Plan of 2009

DR PEPPER SNAPPLE GROUP, INC.

OMNIBUS STOCK INCENTIVE PLAN OF 2009

1. Plan.  This Dr Pepper Snapple Group, Inc. Omnibus Stock Incentive Plan of 2009 (this “Plan”) was adopted by Dr Pepper Snapple Group, Inc., a Delaware corporation (the “Company”), to reward certain employees, consultants and nonemployee directors of the Company or its Subsidiaries by enabling them to acquire shares of common stock of the Company.

2. Objectives.  This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries, to attract and retain qualified nonemployee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and nonemployee directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries. All Performance Awards payable under this Plan to Executive Officers are intended to be deductible by the Company under Section 162(m) (as such terms are defined below).

3. Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Authorized Officer” means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

“Award” means the grant of any Option, Stock Appreciation Right, Stock Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of this Plan.

“Award Agreement” means any written agreement (including in electronic form) between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

“Board” means the board of directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

“Consultant” means any consultant or independent contractor of the Company or any Subsidiary, but not including any Employee or Nonemployee Director.

“Disability” means permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or if there is no such plan applicable to the Participant, “Disability” means a determination of total disability by the Social Security Administration; provided that, in either case, the Participant’s condition also qualifies as a “disability” for purposes of Section 409A with respect to an Award subject to Section 409A.

“Disaffiliation” means the sale, spin-off, public offering or other transaction that affects the divestiture of the Company’s ownership of a Subsidiary or division of the Company.

“Dividend Equivalents” means, with respect to shares of Restricted Stock or Restricted Stock Units, with respect to which shares are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee within the following six months.

“Executive Officer” means a “covered employee” within the meaning of Section 162(m)(3) or any other executive officer designated by the Committee for purposes of exempting compensation payable under this Plan from the deduction limitations of Section 162(m).

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sales reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Stock is not so listed but is traded on an over-the-counter market, the mean between the closing bid and asked price on that date, or, if there are no such prices available for such date, on the last preceding date on which such prices shall be available, as reported by the National Quotation Bureau Incorporated, or (iii) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

“Incentive Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Nonemployee Director” means an individual serving as a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Nonqualified Option” means an Option that is not intended to comply with the requirements set forth in Section 422 of the Code.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified price.

“Participant” means an Employee, Consultant or Nonemployee Director to whom an Award has been made under this Plan.

“Performance Award” means an award made pursuant to this Plan to a Participant, which Award is subject to the attainment of one or more Performance Goals.

“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a unit evidencing the right to receive one share of Common Stock or equivalent value (as determined by the Committee) that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the date upon which an Award of Restricted Stock or Restricted Stock Units is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is issued (if not previously issued) no longer restricted or subject to forfeiture provisions.

“Section 162(m)” means Section 162(m) of the Code and any Treasury Regulations and guidance promulgated thereunder.

“Section 409A” means Section 409A of the Code and any Treasury Regulations and guidance promulgated thereunder.

“Separation from Service,” with respect to Awards that are subject to Section 409A, means a Participant’s Termination of Employment with the Company and any of its Subsidiaries, other than by reason of death or Disability, that qualifies as a ‘separation from service’ for purposes of Section 409A.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

“Stock Award” means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

“Termination of Employment” means the termination of a Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries. Unless otherwise determined by the Committee, if a Participant’s employment with the Company and its Subsidiaries terminates but such Participant continues to provide services to the Company and its Subsidiaries in a non-employee capacity, such change in status shall not be deemed a Termination of Employment. A Participant shall be deemed to incur a Termination of Employment in the event of the Disaffiliation of such Participant’s Subsidiary or division unless the Committee specifies otherwise. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries do not constitute a Termination of Employment. If an Award is subject to Section 409A, however, Termination of Employment for purposes of that Award shall mean the Participant’s Separation from Service.

4. Eligibility.

(a) Employees.  All Employees are eligible for Awards under this Plan in the sole discretion of the Committee.

(b) Consultants.  Consultants are eligible for Awards under this Plan in the sole discretion of the Committee.

(c) Nonemployee Directors.  Nonemployee Directors are eligible for Awards under this Plan, in their capacities as directors.

5. Common Stock Available for Awards.  Subject to the provisions of paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate of 20,000,000 shares of Common Stock. No more than 12,000,000 shares of Common Stock may be the subject of Awards that are not Options or Stock Appreciation Rights. In the sole discretion of the Committee, 1,000,000 shares of Common Stock may be granted as Incentive Options.

(a) In connection with the granting of an Option or other Award, the number of shares of Common Stock available for issuance under this Plan shall be reduced by the number of shares of Common Stock in respect of which the Option or Award is granted or denominated. For example, upon the grant of stock-settled SARs, the number of shares of Common Stock available for issuance under this Plan shall be reduced by the full number of SARs granted, and the number of shares of Common Stock available for issuance under this Plan shall not thereafter be increased upon the exercise of the SARs and settlement in shares of Common Stock, even if the actual number of shares of Common Stock delivered in settlement of the SARs is less than the full number of SARs exercised. However, Awards that by their terms do not permit settlement in shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under this Plan.

(b) Any shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award under this Plan shall not be added back to the number of shares of Common Stock available for issuance under this Plan.

(c) Whenever any outstanding Option or other Award (or portion thereof) expires, is cancelled, is settled in cash rather than in shares of Common Stock (pursuant to the terms of an Award that permits but does not require cash settlement) or is otherwise terminated for any reason without having been exercised or payment having been made in the form of shares of Common Stock, the number of shares of Common Stock available for issuance under this Plan shall be increased by the number of shares of Common Stock allocable to the expired, cancelled, settled or otherwise terminated Option or other Award (or portion thereof). To the extent that any Award is forfeited, or any

Option or SAR terminates, expires or lapses without being exercised, the shares of Common Stock subject to such Awards will not be counted as shares delivered under this Plan.

(d) Any shares of Common Stock underlying Awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company shall not, unless required by law or regulation, count against the reserve of available shares of Common Stock under this Plan.

(e) Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the Award were settled in shares of Common Stock.

The Committee and the appropriate officers of the Company shall be authorized to, from time to time, take all such actions as any of them may determine are necessary or appropriate to file any documents with governmental authorities, stock exchanges and transaction reporting systems as may be required to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6. Administration.

(a) Authority of the Committee.  This Plan shall be administered by the Committee, which shall have the powers vested in it by the terms of this Plan, such powers to include the authority (within the limitations described in this Plan):

•	to select the Employees, Consultants and Nonemployee Directors to be granted Awards under this Plan;

•	to determine the terms of Awards to be made to each Participant;

•	to determine the time when Awards are to be granted and any conditions that must be satisfied before an Award is granted;

•	to establish objectives and conditions for earning Awards;

•	to determine the terms and conditions of Award Agreements (which shall not be inconsistent with this Plan) and who must sign each Award Agreement;

•	to determine whether the conditions for earning an Award have been met and whether a Performance Award will be paid at the end of an applicable performance period;

•	except as otherwise provided in paragraph 13, to modify the terms of Awards made under this Plan;

•	to determine if, when and under what conditions payment of all or any part of an Award may be deferred;

•	to determine whether the amount or payment of an Award should be reduced or eliminated;

•	to determine the guidelines and/or procedures for the payment or exercise of Awards; and

•	to determine whether a Performance Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a Performance Award granted to an Executive Officer should qualify as performance-based compensation.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole discretion and shall be final, conclusive and binding on all parties concerned.

(b) Limitation of Liability.  No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(c) Prohibition on Repricing of Awards.  The terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, nor may outstanding Options or SARS be cancelled, exchanged, substituted, bought out or surrendered in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, unless (i) approved by the stockholders or (ii) in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares).

7. Delegation of Authority.  Except with respect to matters under Section 162(m) that are required to be determined or established by the Committee to qualify Awards to Executive Officers as qualified “performance-based compensation,” the Committee may delegate to the Chief Executive Officer and to other senior officers of the Company or to such other committee of the Board its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.

8. Awards.  (a) The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Participants who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion. Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided that, except as contemplated in paragraph 15 hereof, no Option may be issued in exchange for the cancellation of an Option with a higher exercise price nor may the exercise price of any Option be reduced. Further, any Award shall also be subject to the restrictions set forth in paragraph 6(c) hereof. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement.

(i) Option.  An Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. Incentive Options may not be awarded to Nonemployee Directors. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The term of an Option shall not exceed ten years from the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

(ii) Stock Appreciation Right.  An Award may be in the form of a Stock Appreciation Right. The strike price for a Stock Appreciation Right shall not be less than the Fair Market Value of the Common Stock on the date on which the Stock Appreciation Right is granted. The term of a Stock Appreciation Right shall not exceed ten years from the date of grant. Subject to the foregoing limitations, the terms, conditions and limitations applicable to any Stock Appreciation Rights awarded pursuant to this Plan, including the term of any Stock Appreciation Rights and the date or dates upon which they become exercisable, shall be determined by the Committee.

(iii) Stock Award.  An Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below. Any Stock Award which is not a Performance Award shall have a minimum Restriction Period of three years from the date of grant, provided that (i) the Committee may provide for earlier vesting following a change of control or other specified events involving the Company or upon an Employee’s termination of employment by reason of death, disability or retirement, (ii) such three-year minimum Restricted Period shall not apply to a Stock Award that is granted in lieu of salary or bonus, and (iii) vesting of a Stock Award may occur incrementally over the three-year minimum Restricted Period; provided, that up to 1,200,000 shares of Common Stock shall be available for issuance as Stock Awards having a time-based Restriction Period of less than three years but not less than one year.

(iv) Performance Award.  Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below. Any Stock Award which is a Performance Award shall have a minimum Restriction Period of one year from the date of grant, provided that the Committee may provide for earlier vesting following a change of control or other specified events involving the Company, or upon a termination of employment by reason of death, disability or retirement, or termination of service subject to the limitations specified below. The Committee shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

(A) Nonqualified Performance Awards.  Performance Awards granted to Employees or Nonemployee Directors that are not intended to qualify as qualified performance-based compensation under Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B) Qualified Performance Awards.  Performance Awards granted to Executive Officers under this Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established and administered by the Committee in accordance with Section 162(m) prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to an Executive Officer, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following and need not be the same for each Executive Officer:

•	revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•	expense measures (which include costs of goods sold, selling, general and administrative expenses and overhead costs);

•	operating measures (which include volume, margin, breakage and shrinkage, productivity and market share);

•	cash flow measures (which include net cash flow from operating activities and working capital);

•	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•	leverage measures (which include debt-to-equity ratio and net debt);

•	market measures (which include market share, stock price, total shareholder return and market capitalization measures);

•	return measures (which include return on equity, return on assets and return on invested capital);

•	corporate value measures (which include compliance, safety, environmental and personnel matters); and

•	other measures such as those relating to acquisitions, dispositions or customer satisfaction.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Committee or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and qualified Performance Awards, it is the intent of this Plan to conform with Section 162(m), including, without limitation, Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Executive Officers and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any qualified Performance Awards made pursuant to this Plan shall be determined by the Committee to the extent permitted by Section 162(m).

(b) The Committee shall adjust the Performance Goals (either up or down) and the level of the Performance Award that a Participant may earn under this Plan, to the extent permitted pursuant to Section 162(m), if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, Performance Goals and Performance Awards shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established. Further, in the event a period of service to which a Performance Goal relates is less than twelve months, the Committee shall have the right, in its sole discretion, to adjust the Performance Goals and the level of Performance Award opportunity.

(c) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to Awards:

(i) no Participant may be granted, during any one-year period, Awards consisting of Options or Stock Appreciation Rights that are exercisable for more than 3,000,000 shares of Common Stock; and

(ii) no Participant may be granted, during any one-year period, Stock Awards covering or relating to more than 1,000,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock-based Awards Limitations”).

9. Awards to Nonemployee Directors.  The Committee may grant a Nonemployee Director of the Company one or more Awards and establish the terms thereof in accordance with paragraph 8 consistent with the provisions therein for the granting of Awards to Employees and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Award Agreement.

10. Award Payment; Dividends; Substitution; Fractional Shares.

(a) General.  Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b) Dividends and Interest.  Rights to dividends or Dividend Equivalents may be extended to and made part of any Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. No dividends shall be paid on Options or SARs. No dividends shall be paid on Stock Awards or Performance Awards until such Awards are earned. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

(c) Fractional Shares.  No fractional shares shall be issued or delivered pursuant to any Award under this Plan. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional shares, or whether fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

11. Stock Option Exercise.  The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the Participant, the Participant may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. In accordance with the rules and procedures established by the Committee for this purpose and subject to applicable law, Options may also be exercised through “cashless exercise” procedures approved by the Committee involving a broker or dealer approved by the Committee. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration thereof, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

12. Taxes.  The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

13. Amendment, Modification, Suspension or Termination.  The Board or the Committee may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements.

14. Assignability.   Unless otherwise determined by the Committee in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

15. Adjustments.

(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the Stock-based Award Limitations described in paragraph 8(c) hereof, (v) the number of shares of Common Stock covered by Awards to Nonemployee Directors granted pursuant to paragraph 9 hereof, and (vi) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards, and (iii) the appropriate Fair Market Value and other price determinations for such Awards, (iv) the number of shares of Common Stock covered by Awards to Nonemployee Directors automatically granted pursuant to paragraph 9 hereof and (v) the Stock-based Award Limitations described in paragraph 8(b) hereof, to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards.

(c) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its sole discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, in connection with a transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction or (iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or Stock Appreciation Rights shall be the excess of the Fair Market Value of Common Stock on such date over the exercise price of such Award (for the avoidance of doubt, if the exercise price is less than Fair Market Value the Option or Stock Appreciation Right may be canceled for no consideration).

16. Restrictions.   No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

17. Unfunded Plan.  Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

18. Section 409A of the Code.   All Awards under this Plan are intended either to be exempt from, or to comply with the requirements of Section 409A, and this Plan and all Awards shall be interpreted and operated in a manner consistent with that intention. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an applicable tax under Section 409A, that Plan provision or Award shall be reformed to avoid imposition of the applicable tax and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

19. Governing Law.   This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

20. No Right to Employment or Directorship.   Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or any Subsidiary. Further, nothing in this Plan or an Award Agreement constitutes any assurance or obligation of the Board to nominate any Nonemployee Director for re-election by the Company’s shareholders.

21. Successors.   All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

22. Tax Consequences.   Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan. Although the Company may endeavor to (i) qualify a Performance Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment (e.g. under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or unavoidable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Performance Awards under this Plan.

23. Effectiveness.   This Plan is effective          , 2009, the date on which it was approved by the shareholders of the Company. This Plan shall continue in effect for a term of ten years after the date on which the shareholders of the Company approve this Plan, unless sooner terminated by action of the Board.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer on the date first written above.

DR PEPPER SNAPPLE GROUP, INC.

By:

Title:

APPENDIX D

Corporate Governance Guidelines

Dr Pepper Snapple Group, Inc.

Corporate Governance Guidelines

As Amended and Restated on February 10, 2009

The Board of Directors (the “Board”) of Dr Pepper Snapple Group, Inc. (the “Company”) has adopted these Corporate Governance Guidelines (“Guidelines”) to reflect the Company’s commitment to good corporate governance and to comply with New York Stock Exchange rules and other legal requirements. In furtherance of these goals, the Board has also adopted a Code of Business Conduct and Ethics (“Code of Ethics”), Insider Trading Policy and written charters for each of the Board’s Audit, Compensation and Corporate Governance and Nominating Committees. The Corporate Governance and Nominating Committee will periodically review these guidelines and propose modifications to the Board for consideration as appropriate.

Responsibility of Board and Individual Directors

1. Responsibility of Board.  The business affairs of the Company are managed under the direction of the Board, which represents and is accountable to the stockholders of the Company. The Board’s responsibilities include regularly evaluating the strategic direction of the Company, management’s policies and the effectiveness with which management implements its policies and overseeing compliance with legal and regulatory requirements.

2. Responsibility of Directors.  The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, each director should regularly attend and participate in Board and committee meetings, review information deemed to be important to the best conduct of business by the Company, use reasonable efforts to ensure that information provided is complete, accurate, and adequate for purposes of making decisions on behalf of the Company, ask questions when circumstances require, and be deliberative in their decision making. In forming his or her judgment, each director is entitled to rely in good faith on the accuracy of the records of the Company and the information, opinions, reports or statements presented by the Company’s officers, employees, Board committees, outside advisors and auditors In discharging that obligation, directors are entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors. It is the policy of the Board that all directors attend the Annual Meeting of the Company’s stockholders.

3. Ethical Conduct of Individual Directors.  Directors are expected to act ethically at all times and to adhere to the Company’s Code of Ethics. Directors are also required to bring to the attention of the Chairman of the Board any potential conflicts of interest and to refrain from voting on matters where there is a potential conflict of interest.

Composition of Board

1. General Qualifications.  The Corporate Governance and Nominating Committee reviews candidates for Board membership on a regular basis and determines if such nominees have the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. The Corporate Governance and Nominating Committee shall establish criteria for the selection of directors, taking into account the following desired attributes: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. Each director will at all times exhibit high standards of ethics, integrity commitment and accountability and should be committed to promoting the long-term interests of the Company’s shareholders.

2. Nomination of Directors.  Each year the class of Directors whose term is expiring shall be elected by the Company’s stockholders at the Annual Meeting of Stockholders. The Corporate Governance and Nominating Committee (in consultation with the Chairman) shall be responsible for identifying, screening and recommending a qualified slate of nominees for election to the Board. The Corporate Governance and Nominating Committee may, in the exercise of its discretion, actively solicit nominee candidates and nominee recommendations submitted by other directors or stockholders will be considered. Any vacancies occurring in independent director positions between annual stockholder meetings are filled by the Board, upon recommendation of Corporate Governance and Nominating Committee.

3. Size of the Board.  The By-Laws of the Company provide that the Board shall establish the number of directors to sit on the Board. The Board should be neither too small to maintain the needed expertise and independence, nor too large to function effectively. However, from time to time, the Board will evaluate its size and determine whether circumstances warrant a change in the size of the Board.

4. Independent Directors.  The Board will have a majority of directors who meet the requirements for independence required by the New York Stock Exchange for listed U.S. companies and any other applicable regulations. The Board together with the Corporate Governance and Nominating Committee will monitor the Board’s compliance with the regulations related to director independence on an ongoing basis. Whether directors are independent will be reviewed annually in connection with the preparation of the Company’s proxy statement. The Corporate Governance and Nominating Committee as well as the Board will review commercial and other relationships between directors and the Company to make a determination regarding the independence of each of the directors, but the final independence determination will be made by the Board after due deliberation. The Board has established categorical standards to assist it in making such determinations. Such standards are set forth in Annex A hereto and the Board may consider other standards as it deems reasonable. The categorical standards are intended to comply with New York Stock Exchange rules regarding director independence.

5. Leadership of the Board.  The Chairman of the Board will preside at all meetings of the Company’s stockholders and the Board.

6. Extension of Board Invitations.  Invitations to join the Board shall be extended by the Chairman of the Board.

7. Resignations; Changes in a Director’s Principal Business Activity.  Any director who is also an officer of the Company shall submit a letter of resignation to the Board upon any termination of employment as an officer of the Company. Any independent director who experiences a significant change in the director’s principal business or other activity in which the director was engaged at the time of the director’s election will consult with the Chairman of the Board and will offer to resign as a director. The Chairman of the Board will review the circumstances, determine whether resignation from the Board is appropriate, and recommend a course of action to the Board.

8. Mandatory Retirement.  Directors shall retire from the Board upon attaining the age of 70; provided that upon attaining the age of 70 a director may continue to serve until the next Annual Meeting of Stockholders.

9. Term Limits.  The Board has not established any term limits to an individual’s membership on the Board.

Board Operations

1. Meetings.  Board meetings are generally held pursuant to a pre-determined schedule, with additional meetings scheduled as necessary. The length of Board meetings, and the time devoted to each item on a meeting agenda, depends upon the number and the nature of the items to be discussed at the meeting. Minutes will be kept of each meeting of the Board.

2. Quorum.  A majority of the total number of directors constitutes a quorum of the Board. A majority of the members of the Board in attendance at a meeting, where a quorum is present, is empowered to act on behalf of the Board, except as may be provided otherwise in the Certificate of Incorporation, By-Laws or these Guidelines. The Board may delegate any of its responsibilities, as it deems appropriate, to a subcommittee composed of one or more directors.

3. Agenda.  The Chairman of the Board, in consultation with members of senior management, establishes the agenda for each Board meeting. Board members are expected to suggest items for inclusion on the agenda. The final agenda for the Board meeting will be distributed to the directors prior to the meeting in sufficient time to allow a meaningful review of the agenda and any related materials. The Board will review budgets for the next year, long-term strategic plans and the principal issues that the Company is expected to face in the future during at least one Board meeting each year.

4. Action of the Board in Lieu of a Meeting.  Unless otherwise required by law or as provided by the By-Laws or the Certificate of Incorporation of the Company: (i) any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all of the directors consent thereto (a) in writing or (b) by electronic transmission and such writings or transmissions are filed with the minutes, of the Board; and (ii) members of the Board may participate in a meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence at such a meeting. The Chair of the Committee shall determine whether participation in the meeting by teleconference or videoconference will be permitted.

5. Meetings of the Independent Directors.  The independent directors of the Board shall meet periodically without management directors at regularly scheduled executive sessions and at such other times as they deem appropriate.

6. Lead Director.  The Lead Director will be the Chairman of the Board, provided that, if the Chairman of the Board is not independent, the independent members of the Board will select from among themselves, a Lead Director. The Lead Director will call and preside over meetings of the independent directors, coordinate the activities of the independent directors and serve such other purposes as the Board may determine from time to time.

Committees of the Board

1. Number of Committees.  The Board will have at all times an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee and any other committee the Board deems appropriate.

2. Charters.  The Board has adopted written charters setting forth the purposes, authority and responsibilities of each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee and may adopt such charters for any other committees that the Board deems appropriate. Each committee charter, if adopted, will also address qualifications for membership, procedures for appointment and removal, discussion of structure and operations and reports to the Board.

3. Committee Members — Independence.  All of the members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee will meet the criteria for independence established by the SEC, New York Stock Exchange and applicable law. A recommendation will be made to the Board by the Corporate Governance and Nominating Committee and the final determination as to independence will be made by the Board. The members of any other committee established by the Board may, but need not if so determined by the Board, meet the criteria for independence established by the SEC, New York Stock Exchange and applicable law.

4. Assignment of Committee Members.  Each year, the Corporate Governance and Nominating Committee, in consultation with the Chairman of the Board, will recommend to the Board committee assignments and chairmanship of each committee for the succeeding year. In making such recommendations, the Corporate Governance and Nominating Committee will consider the rotation of committee chairs and members with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors. The members of any Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board, upon recommendation of the Corporate Governance and Nominating Committee.

5. Committee Meetings.  Committee meetings are generally held pursuant to a pre-determined schedule, with additional meetings scheduled as necessary. The length of Committee meetings, and the time devoted to each item on a meeting agenda, depends upon the number and the nature of the items to be discussed at the meeting.

6. Agenda for Meetings.  The Chairman of each Committee, in consultation with the Chairman of the Board other members of the Committee, the Board and management shall develop and set the Committee’s agenda. Committee members are also expected to suggest items for inclusion on the Committee agendas. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

Duties and Operation of the Board

1. Evaluation of the Chief Executive Officer.  The performance evaluation of the Chief Executive Officer by the full Board is coordinated on an annual basis by the Lead Director. The evaluation is based on objective criteria including, without limitation, the performance of the Company and the accomplishment of short-term operating and long-term strategic objectives. The Chief Executive Officer provides the Board annually with a report on such performance and accomplishments. The results of the evaluation are used by the Compensation Committee in considering the compensation of the Chief Executive Officer. The performance evaluation is conducted at a meeting of the Board at which only the outside directors are present and the Lead Director presides as Chairman. The results of the evaluation are then communicated to the Chief Executive Officer by the Lead Director in a private meeting.

2. Code of Conduct.  The Board has adopted a Code of Conduct that is applicable to all employees, officers and directors of the Company. The Board shall be responsible for the stewardship of the Company’s Code of Conduct and will periodically evaluate the Code of Conduct to ensure that it conforms to applicable laws and best practices.

3. Insider Trading Policy.  The Board has previously approved an Insider Trading Policy that is applicable to all employees, officers and directors of the Company. The Board shall continue to be responsible for the stewardship of the Company’s Insider Trading Policy and will periodically evaluate the Insider Trading Policy to ensure that it conforms to applicable laws and best practices.

4. Succession Planning.  The Corporate Governance and Nominating Committee, in consultation with the Lead Director, will make an annual report to the Board on succession planning. The Board will work with the Corporate Governance and Nominating Committee and the Lead Director to evaluate potential successors to the position of Chief Executive Officer and other members of executive management and to establish policies regarding succession in the event of an emergency or retirement of the Chief Executive Officer.

5. Assessing the Board’s Performance.  At least annually, the Corporate Governance and Nominating Committee shall oversee the evaluation of the performance and effectiveness of the Board and report its conclusions to the Board. Each standing committee, with the oversight and assistance of the Corporate Governance and Nominating Committee, shall conduct a similar evaluation of the performance and effectiveness of each such Committee.

6. Assessing Director Performance.  The Corporate Governance and Nominating Committee shall assess the performance of each director at least once every three years and determine whether that director should be nominated for election to an additional term. This determination shall be made following an assessment of the director’s performance, including the following factors: the director’s attendance, understanding of the Company’s businesses, understanding of the Company’s strategies, overall level of involvement, contributions to the Board, number of other boards on which the director serves, any change in the independence of the director, and any change in status of the director (as described above). In addition, the Corporate Governance and Nominating Committee may choose not to re-nominate any director if it believes that the Board needs to add skills and experiences to the Board that are not possessed by a director. No director shall have tenure on the Board. The process of director assessment will not alter the rights of the Board to request the resignation of a director at any time.

7. Communications with Directors.  To facilitate the ability of interested persons to communicate with and make their concerns known to the independent directors and of shareholders to communicate with the Board, the Board will establish an electronic mailing address and a physical mailing address to which such communications may be sent. These addresses will be disclosed on the Company’s website.

8. Board Interaction with Institutional Investors, Research Analysts and Media.  As a general rule, management will speak on behalf of the Company. Comments and other statements from the entire Board, if appropriate, will generally be made by the Chairman. Directors should refer all inquiries from third parties to management.

9. Access to Management.  Directors will have full and unrestricted access to officers and employees of the Company at reasonable times and with reasonable notice and in a manner that will not unreasonably affect the performance by these officers or employees of their duties and responsibilities and that will not undermine management’s oversight responsibility.

10. Access to Independent Advisors.  The Board and each committee have the power to hire legal, financial or other advisors, as they may deem necessary, as set forth in each committee’s charter. Each committee that hires a legal, financial or other advisor shall promptly notify the Board of such hiring. The Company will provide sufficient funding to the Board and to each committee, as determined by the Board and each of its committees, to exercise their functions and provide compensation for the services of their advisors.

11. Insurance.  The directors are also entitled to have the Company purchase reasonable directors’ and officers’ liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law, as provided in the Company’s Certificate of Incorporation, and , and to exculpation as provided by state law and the Company’s Certificate of Incorporation.

12. Compensation of Directors.  The Board, upon the recommendation of the Compensation Committee, will establish the form and amount of compensation to be paid to independent directors. Directors who are employees of the Company shall receive no additional compensation for serving on the Board. The Compensation Committee will conduct an annual review of director compensation, which will include information obtained from one or more third-party reports or surveys in order to compare the Company’s Board compensation practices with those of other public companies in the Company’s peer group or of comparable size.

13. Distribution of Other Materials.  In addition to information provided to the Board and its Committees in connection with their meetings, management regularly provides material and timely information to members of the Board and its Committees with respect to the Company’s businesses, financial condition and prospects, and matters relevant for each Committee.

Board Education

1. Continuing Education.  The Company will facilitate the participation of directors in relevant continuing education programs when requested by a director or when the Board concludes that such education would be of significant benefit to a director and the Company.

2. Orientation of New Members.  New Board members shall be provided with materials and information regarding the Company and its operations, shall meet with members of senior management and other Board members, and shall have opportunities to tour facilities of the Company prior to beginning their service on the board. The Corporate Governance and Nominating Committee will oversee the orientation process and periodically review and evaluate such process to ensure its effectiveness.

Annex A

Categorical Standards of Director Independence

In order to qualify as independent, the Board must determine that a director has no material relationship with the Company. Because it is not possible to anticipate or to explicitly provide for all circumstances that might signal potential conflicts of interest, or that might bear on the materiality of a director’s relationship to the Company, it is best that the Board make “independence” determinations broadly, considering all relevant facts and circumstances. In particular, a director will not be independent if:

•	the director was employed by the Company or an immediate family member of the director was an executive officer of the Company within the preceding three years,

•	(i) the director or the director’s immediate family member is a current partner of a firm that is the Company’s external auditor; (ii) the director is a current employee of such firm; (iii) the director has an immediate family member who is a current employee of such firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (iv) the director or the director’s immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time,

•	a present executive officer of the Company serves or served on the compensation committee of the board of directors of a company which employed the director or which employed an immediate family member of the director as an executive officer within the preceding three year

•	the director or the director’s immediate family member received, during any 12-month period within the preceding three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service, provided that such compensation is not contingent on continued service or

•	the director is a current employee, or the director’s immediate family member is a current executive officer, of another company and the other company made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues.

For purposes of these standards, immediate family members include a director’s child, stepchild, parent, stepparent, spouse, step-sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and anyone (other than domestic employees or tenants) who shares the director’s home. However, when applying the three-year look back provisions in the categories set forth above, individuals who are no longer immediate family members as a result of legal separation or divorce or those who have died or become incapacitated are not included.

For relationships not covered by the foregoing standards, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the above independence standards. The Board’s determination of each director’s independence will be disclosed annually in the Company’s proxy statement.

APPENDIX E

Compensation Committee Charter

Dr Pepper Snapple Group, Inc.

Compensation Committee Charter

Effective as of April 24, 2008

Purpose

The Compensation Committee (the “Committee”) is established by the Board of Directors (the “Board”) of Dr Pepper Snapple Group, Inc. and its subsidiaries (the “Company”) primarily for the purposes of (i) setting the compensation of the Company’s Chief Executive Officer (“CEO”), after consideration of the Board’s evaluation of the performance of the CEO; (ii) determining the compensation levels of the Company’s other executive officers, after consultation with the CEO; (iii) approving and administering the Company’s executive compensation program; (iv) administering the Company’s equity-based and incentive compensation plans; (v) reviewing and discussing with management the Company’s Compensation Discussion and Analysis for inclusion in the Company’s proxy statement or annual report, in accordance with applicable regulations; (vi) assisting the Company in connection with management succession planning; and (vii) supporting the Board in carrying out its overall responsibilities relating to executive compensation.

Composition

1. Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board, upon the recommendation of the Corporate Governance and Nominating Committee.

2. Qualifications.  Each member of the Committee shall satisfy all applicable independence and other requirements of law, the Securities and Exchange Commission (“SEC”), the New York Stock Exchange and as set forth in the Company’s Corporate Governance Guidelines. It is intended that (i) each member of the Committee will satisfy the “Non-Employee Director” definition contained in Rule 16b-3 under the Securities Exchange Act of 1934, as amended and (ii) Committee members must also satisfy the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, as amended, (the “Code”).

3. Chair.  The Chair of the Committee shall be appointed by the Board, upon recommendation of the Corporate Governance and Nominating Committee.

4. Removal and Replacement.  The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Corporate Governance and Nominating Committee.

Operations

1. Meetings.  Committee meetings are generally held pursuant to a pre-determined schedule, with additional meetings scheduled as necessary. The length of Committee meetings, and the time devoted to each item on a meeting agenda, depends upon the number and the nature of the items to be discussed at the meeting. In general, directors who are not Committee members may attend meetings of the Committee, except when the Chair of the Committee determines otherwise. The Committee shall periodically meet in executive session without management. Minutes will be kept for each meeting of the Committee.

2. Quorum.  A majority of the total number of members constitutes a quorum of the Committee. A majority of the members of the Committee in attendance at a meeting, where quorum is present, is empowered to act on behalf of the Committee, except as may be provided otherwise in this Charter. The Committee may delegate any of its responsibilities, as it deems appropriate, to a subcommittee composed of one or more members.

3. Agenda.  The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Board and management. Each member of the Board and members of management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be provided to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

4. Report to Board.  The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings.

5. Action in lieu of a Meeting; Telephonic Participation.  Unless otherwise required by law or as provided by the By-Laws or the Certificate of Incorporation of the Company: (i) any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if all of the members of the Committee consent thereto (a) in writing or (b) by electronic transmission and such writings or transmissions are filed with the minutes of the Committee; and (ii) members of this Committee may participate in a meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence at such a meeting. The Chair of the Committee shall determine whether participation in the meeting by teleconference or videoconference will be permitted.

6. Self-Evaluation.  The Committee shall prepare and review with the Board an annual performance evaluation of the Committee. The evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate, with the oversight and assistance of the Corporate Governance and Nominating Committee.

7. Assessment of Charter.  The Committee shall review this Charter annually and recommend to the Board any improvements to this Charter that the Committee deems necessary or desirable.

Authority and Duties.

In furtherance of the Committee’s purpose, and in addition to any other responsibilities which may be properly assigned by the Board from time to time hereunder, the Committee shall have the following authorities and duties:

1. Review and approve, at least annually, corporate goals and objectives relevant to compensation of the CEO, and, taking into account the Board’s evaluation of the overall performance of the CEO and the Committee’s evaluation of the achievement of the goals and objectives, set the CEO’s compensation level based on that evaluation. In determining the long-term incentive compensation component of the Company’s CEO compensation, the Committee shall consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s CEO in the past.

2. Review, approve and administer the Company’s executive compensation program, including, after consultation with the CEO, awards of any base salaries and the grants of incentive compensation and equity-based compensation. In doing so, the Committee shall review and approve corporate and individual performance goals and objectives relevant to the compensation provided to the executive officers and any other factors that the Committee deems appropriate in the best interests of the Company, and shall evaluate the performance of the executive officers in light of such goals and objectives.

3. Recommend to the Board the form and amount of compensation to be paid to independent directors. The Committee will conduct an annual review of Board compensation, which will include information obtained from one or more third-party reports or surveys in order to compare the Company’s Board compensation practices with those of other public companies in the Company’s peer group or of comparable size.

4. Review and recommend for Board approval (or approve, where applicable) the adoption and material amendment of the Company’s incentive compensation and equity-based plans for executive officers.

5. Review and approve grants and awards under the Company’s equity incentive based plans and the terms of, and awards under, incentive compensation plans that the Company establishes for, or makes available to, the Company’s officers and other employees.

6. Oversee regulatory compliance, in consultation with management, with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Code.

7. Review and discuss with management the Compensation Discussion and Analysis (the “CD&A”) required by the SEC rules and regulations. The Committee shall recommend to the Board whether the CD&A should be included in the Company’s proxy statement, annual report or other applicable SEC filings. The Committee shall review and approve a Compensation Committee Report for inclusion in the Company’s applicable filings with the SEC. The report will state whether the Committee reviewed and discussed with management the CD&A, and whether, based on such review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s proxy statement, annual report or other applicable SEC filings.

8. Approve any employment agreements, severance agreements, change of control agreements or similar agreements that are entered into between the Company and its executive officers.

9. Form subcommittees consisting of one or more members of the Committee, and delegate authority to such subcommittees hereunder as it deems appropriate, to the extent not otherwise inconsistent with its obligations and responsibilities and applicable law (including, without limitation, Section 162(m) of the Code).

10. Perform such other activities consistent with this charter, as the Committee or the Board may deem necessary or appropriate.

11. Have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of counsel or other advisors, experts or compensation consultants, as it deems appropriate, in its sole discretion, without seeking approval of the Board or management. The Company shall pay all fees and expenses for any such advisors, experts or consultants retained by the Committee. With respect to consultants or search firms used to identify director candidates, the authority to retain, terminate and approve the fees and other retention terms of such firms shall be vested solely in the Committee.

The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.

APPENDIX F

Corporate Governance and Nominating Committee Charter

Dr Pepper Snapple Group, Inc.

Corporate Governance And Nominating
Committee Charter

Effective as of April 24, 2008

Purpose

The Corporate Governance and Nominating Committee (the “Committee”) is established by the Board of Directors of Dr Pepper Snapple Group, Inc. and its subsidiaries (the “Company”) primarily for the purpose of (i) assisting the Board by identifying individuals qualified to become members of the Board and recommending to the Board candidates to stand for election at the next annual meeting of stockholders, (ii) assessing and reporting to the Board as to the independence of each director; (iii) monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies, (iv) leading the Board in its annual performance self-evaluation and evaluation of management, including establishing criteria to be used in connection with such evaluation, (v) developing and making recommendations to the Board with respect to a set of corporate governance guidelines applicable to the Company, and (vi) developing and recommending items for Board meeting agendas.

Composition

1. Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Committee.

2. Qualifications.  The Board shall make a good faith determination that each member of the Committee meets all applicable independence and other requirements of law, the Securities and Exchange Commission (“SEC”), the New York Stock Exchange and as set forth in the Company’s Corporate Governance Guidelines.

3. Chair.  The Chair of the Committee shall be appointed by the Board, upon recommendation of the Committee.

4. Removal and Replacement.  The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board, upon recommendation of the Committee.

Operations

1. Meetings.  Committee meetings are generally held pursuant to a pre-determined schedule, with additional meetings scheduled as necessary. The length of Committee meetings, and the time devoted to each item on a meeting agenda, depends upon the number and the nature of the items to be discussed at the meeting. In general, directors who are not Committee members may attend meetings of the Committee, except when the Chair of the Committee determines otherwise. The Committee shall periodically meet in executive session without management. The Committee will keep minutes of each meeting.

2. Quorum.  A majority of the total number of members constitutes a quorum of the Committee. A majority of the members of the Committee in attendance at a meeting, where a quorum is present, is empowered to act on behalf of the Committee, except as may be provided otherwise in this Charter. The Committee may delegate any of its responsibilities, as it deems appropriate, to a subcommittee composed of one or more members. Minutes will be kept of each meeting of the Committee.

3. Agenda.  The Chairman of the Committee, in consultation with the Chairman of the Board other members of the Committee, the Board and management shall develop and set the Committee’s agenda. Committee members are also expected to suggest items for inclusion on the Committee agendas. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

4. Reports to Board.  The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings.

5. Action in lieu of a Meeting; Telephonic Participation.  Unless otherwise provided by the By-Laws or the Certificate of Incorporation of the Company: (i) any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if all of the members consent thereto (a) in writing or (b) by electronic transmission and such writings or transmissions are filed with the minutes, of the Committee; and (ii) members of the Committee may participate in a meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence at such a meeting. The Chair of the Committee shall determine whether participation in the meeting by teleconference or videoconference will be permitted.

6. Self-Evaluation.  The Committee shall prepare and review with the Board an annual performance evaluation of the Committee. The evaluation shall compare the performance of the Committee with the requirements of this Charter.

7. Assessment of Charter.  The Committee shall review this Charter annually and recommend to the Board any improvements to this Charter that the Committee deems necessary or desirable.

Authority and Duties

In furtherance of the Committee’s purpose, and in addition to any other responsibilities which may be properly assigned by the Board from time to time hereunder, the Committee shall have the following authorities and duties:

1. Establish criteria for the selection of directors, taking into account the following desired attributes: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints.

2. Identify individuals believed to be qualified to become Board members, consistent with the established criteria, and select, and recommend to the Board, the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. The Committee shall consider all candidates recommended by the Company’s stockholders in accordance with the procedures set forth in the Company’s annual proxy statement and the Company’s By-Laws. The Committee shall oversee the process for conducting background checks of candidates for the Board of Directors.

3. Recommend to the Board, after consultation with the Chairman, assignments of committee members and chairs for each committee of the Board and removal of committee members, if necessary. In recommending a candidate for Committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of such committee and the interplay of the candidate’s experience with the experience of other members of such committee.

4. Review commercial and other relationships between directors and the Company to make a determination regarding the independence of each director and review related party transactions involving any director or nominee for director, or any of their immediate family members or related firms and make a recommendation to the Board as to the independence of each director.

5. Establish procedures for the Committee to exercise oversight of the evaluation of the performance and effectiveness of the Board and Board committees.

6. Assess the performance of each director at least once every three years and determine whether that director should be nominated for election to an additional term. This determination is to be made following an assessment of the director’s performance, including the following factors: the director’s attendance, understanding of the Company’s businesses, understanding of the Company’s strategies, overall level of involvement, contributions to the Board, number of other boards on which the director serves, any change in the independence of the director, and any change in status of the director.

7. Review, and make recommendations to the Board with respect to, the size, structure, composition, independence, processes and practices of the Board and Board committees.

8. Develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, and review those guidelines at least annually.

9. Assist management in the preparation of the disclosure in the Company’s annual proxy statement and other documents filed with the SEC regarding director independence and the operations of the Committee.

10. Monitor on an ongoing basis the Board’s compliance with regulations related to director independence, and make recommendations to the Board for changes when appropriate.

11. Oversee the orientation process for new directors and review and evaluate the process to ensure its effectiveness.

12. Oversee the Company’s positions on and policies in respect to significant stockholder relations issues, including all proposals submitted by stockholders for inclusion in the Company’s proxy statement.

13. Establish procedures for receipt of communications from stockholders and, as appropriate, recommend to the Board actions to be taken in response to such communications.

14. Identify and investigate emerging corporate governance issues and trends which may affect the Company.

15. Make an annual report to the Board on succession planning, after consultation with the Lead Director. The Committee will work with the Lead Director and the Board to evaluate potential successors to the position of Chief Executive Officer and other members of executive management and to establish policies regarding succession in the event of an emergency or retirement of the Chief Executive Officer.

16. Have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of counsel or other advisors, experts or consultants, as it deems appropriate, in its sole discretion, without seeking approval of the Board or management. The Company shall pay all fees and expenses for any such advisors retained by the Committee. With respect to consultants or search firms used to identify director candidates, the authority to retain, terminate and approve the fees and other retention terms of such firms shall be vested solely in the Committee.

The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.

APPENDIX G

Code of Business Conduct and Ethics

DR PEPPER SNAPPLE GROUP, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

As Amended and Revised on February 11, 2009

Introduction

This Code of Business Conduct and Ethics embodies the commitment of Dr Pepper Snapple Group, Inc. and its subsidiaries to conduct business in accordance with all applicable laws, rules and regulations and with the highest ethical standards. We also expect the consultants we retain generally to abide by this Code.

Applicability

This Code applies to our directors, officers and employees, and sets forth minimum standards you must follow.

Purpose

The purpose of this Code is to promote:

•	Compliance with applicable laws, rules and regulations;

•	Full, fair, accurate and timely disclosure in public communications, reports and filings;

•	Honest and ethical conduct, including fair dealing and the ethical handling conflicts of interest;

•	Prompt internal reporting of violations of this Code to the Audit Committee and to the office of the General Counsel; and

•	Accountability for compliance with this Code.

Principles

You must comply with the following principles:

•	Conflicts of Interest. You may not engage in any activity that creates a conflict of interest, or the appearance of one, between you and the Company.

•	A conflict of interest may occur when your own private interests interfere with the Company’s in any way. This applies even if the activity just appears to interfere with the interests of the Company. A conflict of interest can arise when you take action or have an interest that may make it difficult to perform your work for the Company objectively and effectively.

•	Conflicts of interest also arise when you or your family member receives improper personal benefits as a result of your relationship with the Company. A family interest would include any interests of your spouse, parent, child, sibling or domestic partner.

•	You must disclose any conflict of interest to the office of the General Counsel.

•	We cannot list all the activities that may violate this policy. However, the following are some rules regarding specific areas. These are not exhaustive and do not limit the generality of the conflict of interest policy.

•	Unless approved in writing by the office of the General Counsel:

•	Personal Investments. You may not own a more than a nominal financial (or other beneficial) interest in any enterprise which does business with or competes with the Company. This also applies to your immediate family members owning such an interest. However, ownership of less than 1% of the outstanding equity securities (or in excess of 1% through mutual funds or similar non-discretionary, undirected arrangements) of any publicly-traded company is permissible.

•	Corporate Opportunities. You owe a duty to the Company to advance its legitimate interests to the best of your ability. You may not take business opportunities for yourself (or direct such opportunities to a third party) that are properly within the scope of the Company’s activities or that you discover through the use of the Company’s property, information or position.

•	This does not apply if the Company has turned the opportunity down.

•	You also may not use the Company’s property, position or confidential or proprietary corporate information for personal gain, and you may not compete with the Company.

•	Sometimes the line between personal and Company benefits is difficult to draw, and sometimes both personal and Company benefits may be derived from certain activities. The only prudent course of conduct is to make sure that any use of Company’s property or services that is not solely for the benefit of the Company is approved beforehand by the office of the General Counsel of the Company.

•	Business Affiliations. You may not serve as a director, officer, consultant, employee or in any other capacity in any enterprise which:

•	is a competitor of the Company;

•	conducts or seeks to conduct business with the Company; or

•	interferes or appears to interfere with your duties with the Company.

•	Business Gifts. You (or a member of your immediate family) may not accept gifts that may appear to or tend to influence business decisions or compromise independent judgment.

•	The exchange of limited non-cash business courtesies may be acceptable in some circumstances.

•	However, we do not seek to improperly influence the decisions of our business constituents by such courtesies, and we require your decisions not be influenced by any gift.

•	You must have the prior approval of your supervisor to give a business gift.

•	Sales or marketing representatives may make business gifts of their regular products or promotional items per established local policies for the purpose of generating business goodwill.

•	Following are some general guidelines for applying this policy:

Accepting gifts

Neither you nor any member of your immediate family may accept “significant” gifts from a customer, supplier, or anyone attempting to develop a business relationship with the Company. The term “significant” refers to items that are major enough that they could create the impression or expectation (perceived or otherwise) that the giver will be rewarded with business, favoritism or some other benefit from the employee or the Company. This is an area in which the exercise of your common sense best judgment is critical; however, any gift greater than $300 in value is considered “significant.” It is OK to accept modest gifts, but in doing so, you should not feel obligated or expected to give the giver special treatment in the future. Examples of modest gifts include t-shirts, inexpensive pens, mugs, cups, calendars, etc. It is impractical to define what is inappropriate that would cover every circumstance. Keep in mind that appearances can play a role here. Even if you believe that accepting a gift is appropriate, it may be that your coworkers would question your judgment or your relationship with the giver. You need to feel entirely comfortable in accepting a gift. If you do not, you should ask your manager or legal counsel for advice.

You may not accept gifts of cash or cash equivalents (such as a debit card with cash already loaded) or, in most circumstances, gift certificates. (When are gift certificates acceptable? If you win a gift certificate as a prize through skill or luck, it is not a “gift” but a prize, and therefore acceptable in most circumstances.)

Giving gifts

You should always be sensitive to our customers’ and suppliers’ own rules on receiving gifts. “Significant” gifts are inappropriate. See the considerations above under “Accepting Gifts.” Here, too, appearances are important, and you must feel entirely comfortable about your decision to give a gift.

Being entertained

Do not accept meals, entertainment or trips from a customer, supplier, or anyone attempting to do business with the Company unless they are unsolicited and they do not create any obligation on your part.

The prior approval of your manager is required for meals, entertainment or trips that are “significant”. If any doubt exists whether any such entertainment is “significant” get the prior approval of your manager.

Event tickets that are generally available to the public are generally not considered “significant.” For example, attendance at local professional sporting, concert and theatre events, in most cases, would not be considered “significant.”

“Elite” or “premiere” event tickets refers to the relatively small handful of elite or premiere events where tickets are not realistically accessible to members of the general public or are available only at a very high premium over face value. Examples may include, but are not limited to, the Olympics, World Cup championship matches, the Super Bowl, The World Series, Wimbledon tennis, The Masters Golf Tournament, and awards shows such as The Oscars and The Grammy’s. These elite event tickets will be considered “significant consideration” in almost all cases.

Employees should consult their manager if there is any uncertainty regarding the status of any tickets (event tickets or elite event tickets) they have been offered.

Entertaining customers and suppliers

Entertainment of a customer or supplier that goes beyond the level which is reasonable and customary under the circumstances of the business relationship should be avoided. See the considerations above under “Being Entertained” for guidance. You should always be sensitive to our customers’ and suppliers’ own rules on receiving meals and entertainment. Entertainment that is a part of a Company-sponsored program, such as a sales incentive or a customer marketing promotion, is permitted under these guidelines.

•	Property, Loans and Gifts from the Company. You (or any member of your immediate family) may not receive property, loans or receive gifts (other than service gifts and awards approved by Company policy) from the Company. No director or executive officer may receive loans from the Company under any circumstances.

•	Political Contributions. The Company will comply with all laws regarding political contributions.

Federal law prohibits companies from making contributions or gifts of any kind (including money, property, goods or services) to any political candidate, campaign committee or other organization in connection with any federal election (except through a political action committee). Federal rules also prohibit any person from making a personal contribution and then receiving reimbursement from corporate funds through an expense account, a bonus or other form of compensation.

Certain states permit the Company to make political contributions within carefully defined limits and reporting requirements, such as contributions made through membership in a state beverage association. No employee is permitted to use Company funds, facilities and other assets to support, directly or indirectly, any political candidates in a state without having received in advance written authorization from Government Affairs and approval from the Legal Department. Nominal legal contributions of the Company’s products are permitted.

Employees should feel free to participate in the political process as individuals and on their own time. When expressing views on public or political issues at civic meetings, employees should make clear that they are speaking as individuals and avoid giving any appearance that they are speaking as a Company representative unless they have been authorized to speak for the Company.

•	Confidential Information. In carrying out our business, you may learn confidential or proprietary information about the Company, its suppliers, customers, service providers or other third parties. Except as required to perform your duties, unauthorized disclosure or use of any our confidential or proprietary information is prohibited.

•	Our confidential or proprietary information includes, among other things, any non-public information concerning the Company, including its businesses, financial performance, results or prospects. Confidential information also includes non-public information that a third party provides expecting it to be kept confidential and used solely for the business purpose for which it was conveyed. Confidential information also includes non-public information that might be of use to competitors, or harmful to us or our customers, if disclosed.

•	This prohibition applies specifically (but not exclusively) to inquiries made by the press, investment analysts, investors or others in the financial community.

•	This obligation of confidentiality continues after your employment ends.

•	The obligation to maintain the confidentiality of information may be subject to legal or regulatory requirements to disclose that information. In such cases, the office of the General Counsel will assist in determining what disclosure is required.

•	Compliance with Laws. We are committed to being a good corporate citizen. Because of this commitment, you must comply in all respects with all the laws, rules and regulations, including insider trading, in each jurisdiction in which we do business. This includes, among other things, complying with the Foreign Corrupt Practices Act. You must report to the Chairman of the Audit Committee and to the office of the General Counsel any information that you become aware of that leads you to believe that the Company has failed to comply with any applicable governmental law, rule or regulation.

•	Fair Dealing and Integrity. One of our most valuable assets is our reputation for fairness and integrity. We expect honesty, openness and courtesy from you in your business dealings. You should deal fairly with and not take actions which could undermine our reputation with our customers, suppliers, service providers, competitors, government officials and employees. You should not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

•	Employment of Family. Our policy is not to hire immediate family members of an officer or director without approval by the office of General Counsel. Immediate family members cannot be employed in jobs where one employee has effective control over any aspect of the related employee’s job. Related employees may not share responsibility for control or audit of significant assets of the Company.

•	Proper Use of Assets. You should protect assets and ensure their efficient use for our legitimate business purposes. Theft, carelessness and waste have a direct impact on our profitability.

•	Books and Records. All transactions shall be properly approved and accurately reflected on the Company’s books and records. Falsification of transactions or records or off-the-record trading or cash accounts or other off-the-record business transactions is strictly prohibited and subject to disciplinary action or dismissal.

•	Public Reports and Disclosure. Dr Pepper Snapple Group is committed to providing full, fair, accurate, timely and understandable disclosure of relevant information to stockholders, investors and the Securities and Exchange Commission (SEC). Reporting of financial information to stockholders, investors and to the SEC requires the highest standard of fairness and honesty. The harm done to our reputation and to our investors by fraudulent or misleading reporting can be severe. Dishonest financial reporting can also result in civil or criminal penalties to the individuals involved and to the company. Consequently, the reporting of any false or misleading information in internal or external financial reports is strictly prohibited.

Compliance

•	You have a responsibility to understand and comply with this Code.

•	The Audit Committee and the office of the General Counsel of the Company will implement and monitor compliance with this Code.

•	Appropriate actions that are reasonably designed to deter wrongdoing and promote accountability for compliance with this Code will be taken if there is a violation.

•	Waiver of this Code for our executive officers and senior financial officers will only be granted by our board of directors or a committee thereof and promptly disclosed to shareholders.

•	The Chief Executive Officer shall annually certify that he or she has implemented and monitored compliance with this Code and has reported each material violation thereof to the Audit Committee and the office of General Counsel.

Reporting Code of Conduct and Other Ethics Issues

•	If you believe the company’s accounting, internal accounting controls, or auditing practices have not complied with this Code of Conduct or with applicable law, you should report the matter to the General Counsel or to the Chairman of the Audit Committee of the Board of Directors at the addresses appearing at the end of this Code of Conduct. You may report such matter on an anonymous basis. All alleged violations will be fully investigated and employees reporting any such matter in good faith should fear no reprisal. If you are not satisfied with the actions taken by the company in response to a complaint, you may report the matter to the Chairman of the Audit Committee of the Board of Directors using the contact information appearing at the end of this Code of Conduct. You may make reports to the General Counsel or to the Chairman of the Audit Committee in writing or you may do so using the Dr Pepper Snapple Group Speaking Up hotline at the phone number listed below.

•	We actively promote ethical behavior in all of our business activities. You are encouraged to speak to the office of General Counsel or other appropriate personnel at any time if there is any doubt about the best course of action in a particular situation.

•	Every reasonable effort will be made to ensure the confidentiality of those furnishing information. We will not tolerate retaliation in any form against any person for complaints or reports made in good faith.

Addresses for Reporting Violations and Speaking Up Hotline Information

Addresses for communicating with the General Counsel, the Chairman of the Audit Committee, and information on how to contact the Speaking Up hotline are as follows:

General Counsel:	Dr Pepper Snapple Group
5301 Legacy Drive
Plano, TX 75024
Attention: General Counsel

Chairman of the	Dr Pepper Snapple Group
Audit Committee	5301 Legacy Drive
of Dr Pepper	Plano, TX 75024
Snapple Group:	Attention: Chairman of the Audit Committee

Dr Pepper Snapple	800-349-4248 or
Group Speaking Up	001-888-8076 (toll free for Mexico)
Hotline:

DR PEPPER SNAPPLE GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, MAY 19, 2009
10:00 A.M., LOCAL TIME

DALLAS/PLANO MARRIOTT AT LEGACY TOWN CENTER
7120 DALLAS PARKWAY
PLANO, TX 75024

PLEASE VOTE TODAY!

YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
SEE REVERSE SIDE OF THIS CARD FOR INSTRUCTIONS.
Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the Dr Pepper Snapple Group, Inc. Annual Meeting of Stockholders, including the 2008 Annual Report and the proxy statement, are available over the Internet. To view the proxy materials, please visit www.proxyvote.com.
▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED▼

DR PEPPER SNAPPLE GROUP, INC. ANNUAL MEETING OF STOCKHOLDERS—MAY 19, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
R
O
X
Y
The undersigned hereby appoints Larry D. Young, John O. Stewart and James L. Baldwin, Jr., or any of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Dr Pepper Snapple Group, Inc. held of record or in an applicable plan by the undersigned at the close of business on March 20, 2009, at the Annual Meeting of Stockholders to be held at the Dallas/Plano Marriott at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas 75024, at 10:00 a.m., local time, on Tuesday, May 19, 2009, or any postponement or adjournment thereof.
In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.
This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted for all of the nominees for Class I directors in proposal 1 and for proposals 2, 3 and 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

IMPORTANT—THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE.
PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING
INSTRUCTIONS.

DR PEPPER SNAPPLE GROUP, INC.
YOUR VOTE IS IMPORTANT.
Please take a moment now to vote your shares of Dr Pepper Snapple Group, Inc.
common stock for the upcoming Annual Meeting of Stockholders.
PLEASE REVIEW THE PROXY STATEMENT AND ACCOMPANYING MATERIALS
AND VOTE TODAY IN ONE OF THREE WAYS:
1.	Vote by Telephone—Call toll-free in the U.S. at 1-800-690-6903, on a touch-tone telephone. Please follow the simple instructions.
OR
2.	Vote by Internet—Access www.proxyvote.com and follow the simple instructions.
   You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 18, 2009.
OR
   3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign and date the proxy card, and return it in the envelope provided or mail it to Dr Pepper Snapple Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes cast by mail must be received in sufficient time to allow processing. Votes received by mail prior to the day of the meeting will be processed, but votes received the day of the meeting may not be processed depending on the time received.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR CLASS I DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	To elect three (3) Class I directors to hold office for a three year term and until their respective successors shall have been duly elected and qualified.				2.	To approve and adopt the Management Incentive Plan related to performance-based incentive compensation for certain of our executive officers.	☐	☐	☐

	If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.

	01-Pamela H. Patsley	☐	☐	☐	3.	To ratify the appointment of Deloitte & Touche as the Corporation’s independent registered public accounting firm for fiscal year 2009.	☐	☐	☐

	02-M. Anne Szostak	☐	☐	☐

	03-Michael F. Weinstein	☐	☐	☐	4.	To approve and adopt the Omnibus Stock Incentive Plan of 2009.	☐	☐	☐

Signature

Signature

Title

Date

NOTE: Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title.